FAMILY DOLLAR EMPLOYEE SAVINGS AND RETIREMENT
                               PLAN AND TRUST

                            AMENDED AND RESTATED
                           AS OF JANUARY 1, 1987

                             TABLE OF CONTENTS



ARTICLE 1.  RECITALS...........................................-1-

ARTICLE 2.  DEFINITIONS AND CONSTRUCTION.......................-2-


        2.1    Definitions.....................................-2-
        2.2    Construction...................................-17-
        2.3    Governing Law..................................-17-
        2.4    Effect of Restatement..........................-17-


ARTICLE 3.  PARTICIPATION AND SERVICE.........................-18-


        3.1    Participation..................................-18-
        3.2    Service........................................-18-
        3.3    Inactive Status................................-18-
        3.4    Participation and Service Upon Reemployment....-18-


ARTICLE 4.  CONTRIBUTIONS AND FORFEITURES.....................-20-


        4.1    Employer Contributions and Salary Deferral
               Contributions..................................-20-
        4.2    No Employee After-Tax Contributions by
               Participants...................................-20-
        4.3    Participant's Election to Make Salary
               Deferral Contributions.........................-20-
        4.4    Limitations on Salary Deferral Contributions
               and on Matching Contributions..................-21-
        4.5    Rollover Contributions.........................-26-
        4.6    Disposition of Forfeitures.....................-27-
        4.7    Pay Back Provision.............................-28-


ARTICLE 5.  ALLOCATIONS TO PARTICIPANTS' ACCOUNTS.............-30-


        5.1    Individual Accounts............................-30-
        5.2    Account Adjustments............................-30-
        5.3    Maximum Additions..............................-33-


ARTICLE 6.  BENEFITS..........................................-39-


        6.1    Retirement or Disability.......................-39-
        6.2    Death and Designation of Beneficiary...........-39-
        6.3    Termination for Other Reasons..................-40-
        6.4    Payment of Benefits............................-42-
        6.5    Hardship and Other In-Service Withdrawals
               by Participants................................-45-
        6.6    Loans to Participants..........................-45-

        6.7    Distributions Pursuant to Qualified
               Domestic Relations Orders......................-46-


ARTICLE 7.  TRUST FUND AND THE TRUSTEE........................-50-


        7.1    Trust Fund.....................................-50-
        7.2    Trustee........................................-50-
        7.3    Records and Accounts of Trustee................-50-
        7.4    Basis for Accounts.............................-50-
        7.5    Annual Reports.................................-50-
        7.6    Investment of the Trust Fund...................-51-
        7.7    Investments in Pooled Fund.....................-51-
        7.8    Collective Investment Subaccounts..............-51-
        7.9    Trustee's Powers...............................-52-
        7.10   Consultation with Counsel......................-53-
        7.11   Compensation and Expenses......................-53-
        7.12   Resignation, Removal, and Successor Trustee....-54-
        7.13   Acts of Multiple Trustee.......................-54-
        7.14   Indemnification of Individual Trustee..........-55-


ARTICLE 8.  ADMINISTRATION....................................-56-


        8.1    Allocation of Responsibility Among
               Fiduciaries for Plan and Trust Administration..-56-

        8.2    Appointment of Committee.......................-56-
        8.3    Claims Procedure...............................-57-
        8.4    Records and Reports............................-57-
        8.5    Other Committee Powers and Duties..............-57-
        8.6    Rules and Decisions............................-58-
        8.7    Committee Procedures...........................-58-
        8.8    Authorization of Benefit Payments..............-59-
        8.9    Application and Forms for Benefits.............-59-
        8.10   Facility of Payment............................-59-
        8.11   Inability to Locate Participant,
               Surviving Spouse or Beneficiary ...............-59-
        8.12   Omission of Eligible Employee..................-59-
        8.13   Inclusion of Ineligible Employee...............-59-
        8.14   Bonding........................................-60-
        8.15   Indemnification................................-60-
        8.16   Plan Administrator's Discretion to
               Interpret the Plan.............................-60-


ARTICLE 9.  INSURANCE CONTRACTS...............................-61-


        9.1    Purchase of Insurance Contracts................-61-
        9.2    Types of Insurance Contracts...................-61-

        9.3    Ownership and Beneficiary of
               Insurance Contracts............................-61-
        9.4    Special Provisions Affecting
               Insurance Contracts............................-61-
        9.5    Death Prior to Issuance of
               Insurance Contract.............................-62-
        9.6    Special Rules Regarding Investment in
               Insurance for Spouse and/or Children...........-62-
        9.7    Status of Insurer..............................-62-


ARTICLE 10.  MISCELLANEOUS....................................-63-


        10.1   Nonguarantee of Employment.....................-63-
        10.2   Rights to Trust Assets.........................-63-
        10.3   Nonalienation of Benefits......................-63-
        10.4   Discontinuance of Employer Contributions.......-63-


ARTICLE 11.  AMENDMENTS AND ACTION BY EMPLOYER................-64-


        11.1   Amendments.....................................-64-
        11.2   Special Rules Regarding Amendments
               Relating to Vesting............................-64-
        11.3   Action by Employer.............................-65-


ARTICLE 12.  SUCCESSOR EMPLOYER AND MERGER
        OR CONSOLIDATION OF PLANS.............................-66-


        12.1   Successor Employer.............................-66-
        12.2   Plan Assets in the Event of Merger
               or Consolidation of Plans......................-66-


ARTICLE 13.  PLAN TERMINATION.................................-67-


        13.1   Right to Terminate.............................-67-
        13.2   Partial Termination............................-67-
        13.3   Liquidation of the Trust Fund..................-67-
        13.4   Manner of Distribution.........................-67-


ARTICLE 14.  RELATED CORPORATIONS.............................-68-


        14.1   Joinder........................................-68-
        14.2   Contributions..................................-68-
        14.3   Forfeitures....................................-68-
        14.4   Common Service.................................-68-
        14.5   Commingling of Funds...........................-68-

               FAMILY DOLLAR EMPLOYEE SAVINGS AND RETIREMENT
                               PLAN AND TRUST


                            AMENDED AND RESTATED

                           AS OF JANUARY 1, 1987


        THIS PLAN AND TRUST, amended and restated as of January 1, 1987, by and between Family Dollar Stores, Inc. of Matthews, North Carolina, and its related corporations which have adopted this plan (collectively, the "Employer"); and George R. Mahoney, Jr., C. Martin Sowers and John D. Reier (collectively, the "Trustee");

                            W I T N E S S E T H:

                            ARTICLE 1. RECITALS

        A. Effective as of August 1, 1986, the Employer adopted the Family Dollar Employee Savings and Retirement Plan and Trust to enable its eligible employees to share in its profits.

        B. The Plan and Trust was subsequently amended; and, effective as of January 1, 1987 (or as otherwise provided herein), the Employer has adopted the amended and restated Plan and Trust as set forth herein.

        C. The Plan and Trust are intended to meet the requirements of Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code.

        D. The provisions of this Plan and Trust shall apply only to an employee who has an Hour of Service on or after the Effective Date. The rights and benefits, if any, of a former employee shall be determined in accordance with the prior provisions of the Plan in effect on the date his employment terminated.

        NOW, THEREFORE, the Employer hereby amends and restates the Family Dollar Employee Savings and Retirement Plan and Trust; and the Trustee agrees to continue to administer the Trust as herein so amended and restated, in accordance with the following terms and provisions.

                  ARTICLE 2. DEFINITIONS AND CONSTRUCTION

        2.1 Definitions: The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

               (1) ACTUAL CONTRIBUTION PERCENTAGE or ACP: For any Plan Year beginning after December 31, 1986, with respect to Participants who are members of the Highly Compensated Employee group and the Non-Highly Compensated Employee group, the average of the ratios (expressed as a percentage and calculated separately for each Eligible Participant in each group) of:

                       (i) the Matching Contributions and prior to January 1, 1994, any Employee After-Tax Contributions paid under the Plan on behalf of each Eligible Participant for such Plan Year (plus, such other Salary Deferral Contributions or qualified non-elective contributions under this or any other plan of the Employer or Aggregated Employer as may be permitted under the Commissioner's regulations), to

                       (ii) each Eligible Participant's Compensation for such Plan Year.

If other plans of the Employer or any Aggregated Employer have employee contributions or matching contributions under Code Section 401(m), then all such plans shall be treated as one plan for purposes of calculating the Participants' ACP (using for this purpose each such plan's definition of ACP), but such aggregation shall take place only to the extent that such plans are treated as one plan for purposes of Code Section 410(b).

               (2) ACTUAL DEFERRAL PERCENTAGE or ADP: For any Plan Year beginning after December 31, 1986, with respect to the Highly Compensated Employee group and Non-Highly Compensated Employee group, the average of the ratios (expressed as a percentage and calculated separately for each Eligible Participant in each group) of:

                       (i) the amount of Salary Deferral Contributions paid over to the Trust on behalf of each Eligible Participant, (plus such other Matching Contributions and other qualified nonelective contributions allocated to the Participant's Salary Deferral Account, as may be permitted under the Commissioner's regulations), to

                       (ii) each Eligible Participant's Compensation for the Plan Year.

If other plans of the Employer or any Aggregated Employer have cash or deferred arrangements under Code Section 401(k), then all such plans shall be treated as one plan for purposes of calculating Participants' ADP, but only to the extent that such plans are treated as one plan for purposes of Code Section 410(b). Furthermore, for the purpose of determining the ADP of any Highly Compensated Employee, all plans of the Employer and any Aggregated Employer which have cash or deferred arrangements under Code
Section 401(k) shall be treated as one plan.

               (3) ADDITIONS or ANNUAL ADDITIONS: With respect to each Participant for each Limitation Year, the sum of: all Employer Contributions and Forfeitures allocated to his Employer Contribution Account; plus all Salary Deferral Contributions allocated to his Salary Deferral Account; plus all Employee After-Tax Contributions for such Limitation Year which were allocated to his Employee After-Tax Contribution Account (provided, that Employee After-Tax Contributions for Plan Years beginning prior to January 1, 1987 shall be considered to be Additions only to the extent they were considered as Additions under the Code in existence as of that Plan Year). The term "Annual Additions" does not include the following: amounts contributed to an account because of an erroneous Forfeiture or an erroneous failure to allocate in a prior Limitation Year, but such Forfeiture reinstatement or contribution (less actual investment gains attributable to the period subsequent to the Limitation Year to which it relates) will be considered an Annual Addition for the Limitation Year to which it relates; the allowable restoration of accrued benefits following either repayment of withdrawn mandatory Employee contributions or repayments of benefits paid out; amounts distributed from the Plan as permitted by Code Section 402(g)(2) and Treasury Regulation Section 1.415-6(b)(6)(iv); or the transfer of funds from another qualified plan. Furthermore, with respect to a Participant's Employee After-Tax Contributions, the term "Annual Additions" does not include the following: rollover contributions as permitted under ERISA; repayments of loans made to a Participant; allowable repayments of either withdrawn mandatory Employee contributions or benefits paid out; qualified voluntary Employee contributions allowed under Code Section 219(e)(2); or the direct transfer of funds from another qualified plan, if any, pursuant to Section 4.4 of this Plan. Amounts allocated after March 31, 1984 to an individual medical account (as defined in Code Section 415(1)(2)) which is part of a pension or annuity plan maintained by the Employer shall be treated as Annual Additions to a defined contribution plan. Amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date, which are attributable to post-retirement medical benefits under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer which are allocated to the separate account of an Employee who is or was a Key Employee during the Plan Year or the preceding Plan Year, also shall be treated as Annual Additions to a defined contribution plan.

               (4) AGGREGATED EMPLOYER: An employer (whether or not considered an Employer under the Plan) required to be aggregated with the Employer under subsection b, c, m, n or o of Code Section 4l4; provided, that another employer shall be an Aggregated Employer for any Plan Year only to the extent the foregoing subsections of Code Section 414 applied with respect to that Plan Year, and only to the extent such employer is required to be aggregated notwithstanding the separate lines of business provisions of Code Section 414(r).

               (5)     ALTERNATE PAYEE:  A beneficiary as defined in
Section 6.7.

               (6)     ANNIVERSARY DATE:  December 31 of each year.

               (7) AUTHORIZED LEAVE OF ABSENCE: Any absence authorized in writing by the Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence to the extent required by applicable statutes of the United States in effect from time to time, provided that the Employee returns to employment with the Employer within the period provided by law.

               (8) BENEFICIARY: A person or persons (natural or otherwise) designated in accordance with the provisions of Section 6.2(b) to receive any death benefit which shall be payable under this Plan.

               (9) BOARD OF DIRECTORS: The Board of Directors of the Parent Company; provided, that action by the Executive Committee of the Board of Directors of the Parent Company also shall be considered to be an action of the Board of Directors for purposes of this Plan and Trust.

               (10) BREAK IN SERVICE: A Break in Service shall occur for any consecutive twelve month period after the Effective Date during which an Employee fails to complete more than 500 Hours of Service due to a termination of employment. For eligibility purposes, before an Employee becomes a Participant, the Break in Service period shall be the consecutive twelve month period beginning on the date of employment; provided, if an Employee does not complete a Year of Service in the first twelve months of employment, thereafter a Break in Service for eligibility shall be determined on the basis of the Plan Year beginning with the first Plan Year after his date of employment. In all other instances, the period used for determining Breaks in Service for vesting, benefit accrual and retention of eligibility shall be the Plan Year. A Break in Service shall not be deemed to have occurred during any period of Authorized Leave of Absence if the Employee returns to the employ of the Employer within the period of authorized absence.

               (11) CHANGE DATES: January 1, April 1, July 1, and October 1. The Plan's Effective Date shall be a Change Date for the Plan's first Plan Year. The Committee may designate different Change Dates for different purposes, for example, fewer Change Dates may be designated to reduce Salary Deferral Contributions than to increase Salary Deferral Contributions.

               (12)    CODE:  The Internal Revenue Code of 1986, as amended.

               (13) COMMISSIONER: The Commissioner of Internal Revenue. For purposes of this Plan, Commissioner also refers to the Department of the Treasury with respect to official regulations and pronouncements under the Code.

               (14) COMMITTEE: The person or persons appointed under the provisions of Article 8 to administer the Plan.

               (15)    COMPENSATION:

                       (i)    The total of all amounts paid to a
Participant by the Employer within the meaning of Code Section 3401(a) and all other payments of compensation to a Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052("Box 1" compensation on 1993 Form W-2) for the calendar year ending with or within the Plan Year, and excluding reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, income realized in connection with the exercise of a stock option, and welfare benefits.

                       (ii) For Plan Years beginning prior to January 1, 1987, Compensation meant an Employee's Compensation and earnings from the Employer, as defined in the Plan prior to this restatement.

                       (iii) For Plan Years beginning prior to January 1, 1989 in which the Plan is a Top-Heavy Plan, and for any Plan Year beginning after December 31, 1988 but before January 1, 1994 (regardless of whether the Plan is a Top-Heavy Plan), the Compensation taken into account for any Employee shall not exceed $200,000 for any Plan Year (or such greater amount as authorized by the Commissioner). For Plan Years beginning after December 31, 1993, the Compensation taken into account for any Employee shall not exceed $150,000 for any Plan Year (or such greater amount as authorized by the Commissioner), regardless of whether the Plan is a Top-Heavy Plan. In determining the Compensation of a Participant for purposes of this adjusted $150,000 (or $200,000) limitation, the family aggregation rules of Code 414(q)(6) shall apply, except that in applying these rules, the term Family Member shall include only the spouse of a Participant and any lineal descendants of a Participant who have not attained age nineteen before the last day of the Plan Year. If the adjusted $150,000 (or $200,000) limitation is exceeded as a result of the application of this family aggregation rule, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.

               (16) DETERMINATION DATE: The last day of the preceding Plan Year (or, in the case of the first Plan Year of the Plan, the last day of that first Plan Year).

               (17) DIRECT ROLLOVER: A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

               (18) DISABILITY: A physical or mental condition which in the judgment of the Committee, based upon medical reports and other evidence satisfactory to the Committee, permanently prevents an Employee from satisfactorily performing his usual duties for the Employer or the duties of any other position or job which the Employer makes available to him and for which such Employee is qualified by reason of his training, education or experience.

               (19) DISTRIBUTEE: An Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

               (20)    DOMESTIC RELATIONS ORDER:  An order as defined in
Section 6.7.

               (21) EARLIEST RETIREMENT AGE: The date on which a Participant becomes eligible to elect to receive normal retirement benefits under Section 6.1.

               (22) EFFECTIVE DATE: January 1, 1987, the date on which the provisions of this amended and restated Plan became effective; provided, that specific provisions of this Plan may be effective as of other dates to the extent specifically stated in the Plan. The Original Effective Date of this Plan is August 1, 1986.

               (23) ELIGIBLE PARTICIPANT: With respect to any Plan Year, a Participant who is eligible to make a Salary Deferral Contribution or, prior to January 1, 1994, an Employee After-Tax Contribution, or to receive a Matching Contribution under this Plan.

               (24) ELIGIBLE RETIREMENT PLAN: An individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution; provided, that in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

               (25) ELIGIBLE ROLLOVER DISTRIBUTION: Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9); and (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

               (26) EMPLOYEE: Any person who, on or after the Effective Date, is receiving remuneration for personal services rendered to the Employer (or who would be receiving such remuneration except for an Authorized Leave of Absence). Leased employees under Code Section 414 shall not be included in the definition of Employee for purposes of Participation or benefit accrual under the Plan; provided, that such leased employees shall be considered as employees for purposes of applying the various tests under Code Sections 401, 404, 408(k) and 416, and Service as a leased employee shall be counted under the Plan for vesting purposes in the event that a leased employee changes status so as to become eligible for Participation under the Plan.

               (27) EMPLOYER: Family Dollar Stores, Inc., a corporation organized and existing under the laws of the State of Delaware, or its successor or successors that assume Plan liabilities pursuant to Article 12, and any related corporation or entity which adopts this Plan.

               (28) EMPLOYER CONTRIBUTION: Contributions (other than Salary Deferral Contributions) made by the Employer pursuant to Section 4.1.

               (29) EMPLOYER CONTRIBUTION ACCOUNT: The account maintained to record a Participant's share of Employer Contributions under
Section 4.1, and adjustments relating thereto.

               (30) ENTRY DATE: January 1, April 1, July 1, and October 1 of each Plan Year; provided that prior to April 1, 1988, the Plan's Entry Dates were only April 1 and October 1 of each Plan Year, except that for the sole purpose of determining Participation in the Plan under Section 3.1 (and not for deferral elections or changes under Article 4 or any other purpose under the Plan), January 1 of each Plan Year also was an Entry Date.

               (31) ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

               (32) EXCESS CONTRIBUTIONS: With respect to any Plan Year, the excess of:

                       (i)    The aggregate amount of Matching
Contributions (plus any Salary Deferral Contribution or qualified non-elective contributions taken into account in computing the ACP) actually made for that Plan Year on behalf of a Highly Compensated Employee, over

                       (ii) the maximum amount of such contributions permitted under the limitations of Section 4.3(b), determined by reducing such contributions made on behalf of Highly Compensated Employees in order of their individual Actual Contribution Percentages beginning with the highest such percentage.

               (33) EXCESS DEFERRALS: With respect to any Plan Year, the excess of:

                       (i) the aggregate amount of Salary Deferral Contributions (plus such other Matching Contributions and other qualified non-elective contributions taken into account under Code Section
401(k)(3)(D) in computing the ADP) actually paid over to the Trust for that Plan Year on behalf of a Highly Compensated Employee, over

                       (ii)   The maximum amount of such deferrals
permitted under the limitations of Section 4.3(a), determined by reducing Salary Deferral Contributions made on behalf of Highly Compensated

Employees in order of their individual Actual Deferral Percentages beginning with the highest such percentage.

               (34) FAMILY MEMBER: With respect to any individual, his spouse and lineal ascendents or descendents, and the spouses of such lineal ascendents and descendents.

               (35) FIDUCIARIES OR NAMED FIDUCIARIES: The Employer, the Committee, and the Trustee, but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in Section 8.1. If an Investment Manager is appointed as provided in Section 8.1, it also shall be a Fiduciary.

               (36) FIVE PERCENT OWNER: With respect to a Plan Year, an owner of more than five percent of the outstanding stock (or an owner of stock possessing more than five percent of the total combined voting power, or an owner of more than five percent of the capital or profits interest of an unincorporated business) of the Employer or of any one of the Aggregated Employers (ownership in the Employer and Aggregated Employers not being considered together). In determining ownership, the constructive ownership rules of Code Section 416(i)(1)(B)(iii) shall apply.

               (37) FORFEITURE: The portion of a Participant's Employer Contribution Account which is forfeited under Section 6.3 below because of termination of employment before full vesting.

               (38) FORMER PARTICIPANT: A Participant whose employment with the Employer has terminated but who has a vested account balance under the Plan which has not been paid in full.

               (39) 415 COMPENSATION: An Employee's compensation and other earnings from the Employer as defined in Section 5.3(d) and (e) of the Plan; provided, that for purposes of determining who is a Highly Compensated Employee and/or Key Employee, 415 Compensation also shall include elective or salary reduction contributions to a cash or deferred arrangement, cafeteria plan, simplified employee pension or tax-sheltered annuity pursuant to Code Sections 401(k), 125, 408(k) or 403(b).

               (40) HIGHLY COMPENSATED EMPLOYEE: Any Employee of the Employer who is a "highly compensated employee" as defined in Code Section 414(q) and the regulations thereunder. With respect to any Plan Year, such definition generally shall include any Employee or former Employee who during the Plan Year:

                       (i)    was at any time a Five Percent Owner;

                       (ii) received 415 Compensation from the Employer and all Aggregated Employers in excess of $75,000 (or greater amount authorized by the Commissioner);

                       (iii) both received 415 Compensation from the Employer and all Aggregated Employers in excess of $50,000 (or greater amount authorized by the Commissioner) and was in the Top Paid Group of employees for such Plan Year; or

                       (iv) was at any time both an officer (as defined and limited in the definition of Key Employee) and had 415 Compensation in excess of fifty percent of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year, provided that at least the one highest paid officer shall always be taken into account for a Plan Year.

If any employee is a Family Member of (A) a Five Percent Owner or (B) a Highly Compensated Employee who is in the group consisting of the ten Highly Compensated Employees receiving the most 415 Compensation during the Plan Year, then such Employee shall not be considered a separate employee, but shall be aggregated with all his Family Members so that any 415 Compensation and any Plan contributions or benefits (including Salary Deferral Contributions) are treated as if paid to or on behalf of one single Highly Compensated Employee.

        Notwithstanding the foregoing, this Plan has a calendar Plan Year and has elected to use the "calendar year calculation election" described in Section 1.414(q)-1T, Q&A 14(b) of the Commissioner's regulations and thus need not consider the prior Plan year in determining who is a Highly Compensated Employee. In the event that this Plan ceases to have a calendar Plan Year, then an individual also will be a Highly Compensated Employee if he met any of the above criteria during the prior Plan Year.

        A former employee also shall be considered a Highly Compensated Employee if he was a Highly Compensated Employee for the year of separation from Service or for any Plan Year ending on or after the employee attains age fifty-five.

               (41)    HOUR OF SERVICE or HOUR OF CREDITED SERVICE:

                       (i) Each hour during the applicable computation period when the Employee is directly or indirectly paid or entitled to payment by the Employer for the performance of duties for the Employer. An Hour of Service also includes each hour for which an Employee is paid or entitled to payment by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or Authorized Leave of Absence.

                       (ii)   Hours of Service determined under the
preceding sentences shall include each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by the Employer; provided that (A) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which he performs no duties whether or not such period occurs in a single computation period, (B) such hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains, (C) an hour for which an Employee is directly or indirectly paid or entitled to payment on account of a period during which no duties are performed will not be credited if such payment is on account of compliance with worker's compensation or unemployment compensation or disability insurance laws, and (D) hours will not be credited for payments which solely reimburse an Employee for medical or medically related expenses incurred by him.

                       (iii) In applying the rules of the preceding sentences, the provisions of paragraphs (b) and (c) of Section 2530.200b-2 of the Department of Labor regulations shall apply and are incorporated herein by reference.

                       (iv) For Employees for whom hours of work are required to be maintained, credit for Hours of Service will be given on an hour-for-hour basis as determined by employment records. For Employees whose hours of work are not maintained, Hours of Service will be computed using the following equivalencies:


BASIS UPON WHICH             CREDIT TO EMPLOYEE WHO EARNS
RECORDS ARE MAINTAINED       ONE OR MORE HOURS OF SERVICE
                             DURING EACH COMPUTATION PERIOD

Shift                        Hours for Full Shift

Daily                        10 Hours of Service

Weekly                       45 Hours of Service

Bi-Weekly                    90 Hours of Service

Semi-Weekly                  95 Hours of Service

Monthly                      l90 Hours of Service



                       (v) Solely for purposes of determining whether a Break in Service has occurred in a computation period for participation and vesting purposes, an individual who is absent from work for a period by reason of Maternity Leave (as defined in Section 2.1) shall receive credit for the Hours of Service which otherwise would have been credited to such individual but for the Maternity Leave (or, in any case in which the Plan is unable to determine such Hours of Service, then eight Hours of Service per day of Maternity Leave); provided that no more than 501 Hours of Service shall be credited on account of any single period of Maternity Leave and such Hours of Service shall be credited only (1) in the computation period in which the Maternity Leave begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the immediately following computation period.

               (42) INCOME: The net gain or loss of the Trust Fund from investments, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the Trust Fund. In determining the Income of the Trust Fund for any period, assets shall be valued on the basis of their fair market value. Amounts which are distributed to Participants as Excess Contributions, Excess Deferrals, or excess amounts under Code Section 402(g) shall include Income for the Plan Year and any subsequent Valuation Dates calculated under a reasonable method which does not discriminate in favor of Highly Compensated Employees and which otherwise is in accordance with the Commissioner's regulations under Code Sections 401(k), 401(m) and 402(g). No Income on Excess Deferrals, Excess Contributions or excess amounts under Code Section 402(g) shall be attributed for any "gap period" following the Valuation Date immediately preceding distribution.

               (43) INSURER: Any legal reserve life insurance company authorized to do business in the state where the Plan is domiciled which is selected by the Committee to write insurance contracts to provide benefits under the Plan.

               (44) INVESTMENT MANAGER: A Fiduciary (other than the Trustee or Named Fiduciary) who:

                       (i) has the power to manage, acquire or dispose of any asset(s) of the Plan;

                       (ii) is (A) registered as an investment adviser under the Investment Adviser Act of 1940, (B) a bank as defined in that Act, or (C) an insurance company qualified to perform services described in subparagraph (i) under the laws of more than one State; and

                       (iii) has acknowledged that he or it is a Fiduciary with respect to the Plan.

               (45) KEY EMPLOYEE: Any employee of the Employer or any Aggregated Employer who is at any time during the Plan Year containing the Determination Date, or was during any of the four preceding Plan Years, any one or more of the following:

                       (i) A duly authorized officer of the Employer in regular and continued service having 415 Compensation during the Plan Year greater than fifty percent of the maximum dollar limitation under Code
Section 415(b)(1)(A) in effect for the calendar year containing the Determination Date, provided that if during such Plan Year the number of employees (whether or not Employees under the Plan) of the Employer plus all other Aggregated Employers is:

                              (A)     less than thirty, then no more than a
total of three individuals shall be considered officers for that Plan Year for the Employer and all Aggregated Employers,

                              (B)     greater than thirty but less than
five hundred, then no more than a total of ten percent of the total employees shall be considered officers for that Plan Year for the Employer and all Aggregated Employers, or

                              (C)     greater than five hundred, then no
more than a total of fifty employees shall be considered officers for hat Plan Year for the Employer and all Aggregated Employers; or

                       (ii) One of the ten employees (whether or not Employees under the Plan) owning the largest interest in the Employer and Aggregated Employers during such Plan Year (the Employer and Aggregated Employers being considered as one unit) if he has 415 Compensation during the Plan Year of more than the maximum dollar limitation under Code Section 415(c)(1)(A) in effect for the calendar year containing the Determination Date; provided that an employee need not be considered if he does not have an ownership interest of more than one-half of one percent in value, and if two employees have the same interest in the Employer and Aggregated Employer, then the employee having the greater 415 Compensation from the Employer and Aggregated Employers for the calendar year containing the Determination Date shall be treated as having a larger interest; or

                       (iii)  A Five Percent Owner; or

                       (iv) An owner of one percent of the outstanding stock (or an owner of stock possessing one percent of the total combined voting power) of the Employer or of any one of the Aggregated Employers (ownership in the Employer and Aggregated Employers not being considered together) for such Plan Year, if he has annual 415 Compensation during the Plan Year from the Employer and all Aggregated Employers totalling more than $150,000.

For purposes of determining ownership under subsections (ii), (iii) and
(iv) above, the constructive ownership rules of Code Section 318 shall apply as modified by Code Section 416(i), which modifications include a requirement that the ownership rules of Code Section 414(b), (c), and (m) do not apply in determining ownership (i.e., so that an individual will be considered a 1% or 5% owner of all related corporations and entities if he is a 1% or 5% owner of any one related corporation or entity considered by itself). The beneficiary of a former Key Employee shall continue to be treated as such former Key Employee. If a maximum number of employees are to be considered officers under subsection (i) above, the officers having the largest annual 415 Compensation during such Plan Year shall be the officers considered under subsection (i).

               (46) LIMITATION YEAR: The Limitation Year shall be the twelve month period ending on each Anniversary Date.

               (47) MATCHING CONTRIBUTION: An Employer Contribution which is allocated to the Participant's Employer Contribution Account by reference to the Participant's Salary Deferral Contributions for that Plan Year pursuant to Section 4.1.

               (48) MATERNITY LEAVE: Absence from work for maternity or paternity reasons by an individual (male or female) on account of and by reason of (i) the pregnancy of the individual, (ii) the birth of a child of the individual, (iii) the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) caring for a child referred to above for a period beginning immediately following such birth or placement. A period of absence shall not be considered Maternity Leave for purposes of this Plan unless both (A) such absence began on or after the first day of the first Plan Year beginning after December 31, 1984, and (B) the individual furnishes the Committee such timely information as the Plan reasonably may require to establish that the absence from work is for one of the reasons referred to above and the number of days for which there was such an absence. The determination of whether an individual has taken a Maternity Leave for purposes of this Plan shall not have any effect upon whether such absence from work is entitled to any other special treatment by the Employer for any other employment purposes, and the existence of these Maternity Leave provisions in the Plan shall not be in any way determinative of whether the Employer has any other maternity or paternity leave policy or the terms of that policy (if any).

               (49) NON-HIGHLY COMPENSATED EMPLOYEE: Any Participant who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

               (50) NONKEY EMPLOYEE: Any employee (or former employee) of the Employer or any Aggregated Employer who is not a Key Employee. The beneficiary of a Nonkey Employee or a former Nonkey Employee shall continue to be treated as such Nonkey Employee or former Nonkey Employee.

               (51) NORMAL RETIREMENT AGE: The date a Participant attains age sixty-five.

               (52) PARENT COMPANY: Family Dollar Stores, Inc., a corporation organized and existing under the laws of the State of Delaware, or its successor or successors.

               (53) PARTICIPANT: An Employee participating in the Plan in accordance with the provisions of Section 3.1, provided, that for purposes only of making or transferring a rollover contribution to the Plan under Section 4.4, an Employee shall be considered a Participant on the date he has completed thirty days of Service with the Employer.

               (54) PARTICIPATION: The period commencing on the date the Employee becomes a Participant and ending on the date his employment with the Employer terminates.

               (55) PAYMENT STARTING DATE: The latest date until which the Plan may delay payment of benefits to a Participant in the absence of the Participant's consent to later payment. Such date shall be the sixtieth day after the close of the Plan Year in which the last of the following events occurs: (i) the Participant attains Normal Retirement

Age, (ii) the tenth anniversary of the year in which the Participant commenced Participation in the Plan, or (iii) the Participant terminates his Service with the Employer; provided that benefits also must commence not later than April 1 of the calendar year following the calendar year in which a Participant attains age seventy and one-half, even if he is still employed by the Employer, except as may otherwise be allowable under
Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 and Section 521 of the Deficit Reduction Act of 1984 (regarding special designations filed before January 1, 1984), and except as may otherwise be allowable under Section 1121(d) of the Tax Reform Act of 1986 (regarding Participants, other than certain Five Percent Owners, who reached age seventy and one-half before January 1, 1988 and certain collective bargaining agreements). If the amount of payment cannot be determined or the proper recipient located before the Payment Starting Date, retroactive payment may be made to such date in accordance with Treasury Regulation
Section 1.401(a)-14(d).

               (56) PLAN: Family Dollar Employee Savings and Retirement Plan and Trust, the Plan set forth herein, as amended from time to time.

               (57) PLAN ADMINISTRATOR: The Committee appointed pursuant to Section 8.2 or, in the absence of such appointment, the Parent Company.

               (58) PLAN YEAR: The consecutive twelve month period commencing on January 1 and ending on the following December 31.

               (59) PRESENT VALUE OF ACCRUED BENEFITS: With respect to any individual and as of any Determination Date, the sum of (i) his Employer Contribution Account and Salary Deferral Account balances on the most recent Valuation Date (which for the first Plan Year of the Plan shall include contributions made after the Determination Date which are allocated as of a date in the first Plan Year, but otherwise shall only include allocated contributions which actually were made after the Valuation Date if such contributions were made on or before the Determination Date), and
(ii) his Rollover Account balance (if any) as of the most recent Valuation Date to the extent it is attributable to any rollover contribution from a plan of an Aggregated Employer and/or any rollover contribution accepted on or before December 31, 1983. For purposes of determining whether the Plan is a Top-Heavy Plan, the Present Value of Accrued Benefits also shall include the amount of Plan distributions (whether made on or after the Effective Date and including distributions from a terminated plan which would have been required to be aggregated under the definition of Top-Heavy
Plan) made within the five consecutive Plan Year period ending on the Determination Date to any Key Employee or Nonkey Employee or Beneficiary thereof (regardless of whether such individual is employed or has an accrued benefit as of the Determination Date); provided, that distributions of benefits paid on account of death shall be deemed to include only the present value of benefits existing immediately prior to death. If an individual has not performed an Hour of Service for any employer maintaining the Plan at any time during the five year period ending on the Determination Date, any account balance or accrued benefit for such individual shall be disregarded.

               (60) QUALIFIED DOMESTIC RELATIONS ORDER: An order as defined in Section 6.7.

               (61) ROLLOVER ACCOUNT: The account established pursuant to Section 4.4 hereof to record permissible rollover contributions from another qualified plan or an Individual Retirement Account and adjustments relating thereto.

               (62) SALARY DEFERRAL ACCOUNT: The account maintained to record a Participant's Salary Deferral Contributions and adjustments relating thereto.

               (63) SALARY DEFERRAL CONTRIBUTIONS: Contributions elected to be made by a Participant pursuant to Section 4.2 of the Plan.

               (64) SERVICE: A Participant's period of employment with the Employer.

               (65) SUPER TOP-HEAVY PLAN: The Plan will be a Super Top-Heavy Plan with respect to any Plan Year in which as of the Determination Date it is a Top-Heavy Plan in which the Present Value of Accrued Benefits for Key Employees exceeds ninety percent of the Present Value of Accrued Benefits for all Key Employees and Nonkey Employees who are or were Plan Participants. In determining whether a Plan is a Super Top-Heavy Plan, all the rules of determining whether the Plan is a Top-Heavy Plan shall be applied except that "ninety percent" shall be substituted for "sixty percent."

               (66) SURVIVING SPOUSE: The surviving spouse of a Participant, but only if the Participant and that spouse had been married throughout the one year period ending on the earlier of (a) the Participant's Payment Starting Date or (b) the date of the Participant's death. If a Participant marries within one year before his Payment Starting Date and the Participant and his spouse in such marriage have been married for at least a one year period ending on or before the date of his death, such Participant and his spouse also shall be treated as having been married throughout the one year period ending on the Participant's Payment Starting Date. A former spouse of a Participant will be treated as a Surviving Spouse to the extent it specifically is provided under a Qualified Domestic Relations Order as described in Article 6 of this Plan and Code Section 414(p).

               (67) SUSPENSE ACCOUNT: The account maintained for the Trustee to record any part of the Employer Contribution which is an excess Annual Addition under Section 5.3 of the Plan and adjustments relating thereto.

               (68) TOP-HEAVY PLAN: The Plan will be a Top-Heavy Plan with respect to any Plan Year in which as of the Determination Date the Present Value of Accrued Benefits under the Plan for all Key Employees exceeds sixty percent of the Present Value of Accrued Benefits for all Key Employees and Nonkey Employees who are or were Plan Participants; provided, that if any individual is a Nonkey Employee with respect to any Plan Year but was a Key Employee with respect to any prior Plan Year, the Present Value of Accrued Benefits for such individual shall not be taken into account in determining whether the Plan is a Top-Heavy Plan. In determining whether the Plan is a Top-Heavy Plan, the Plan shall be aggregated with each plan of an Employer or Aggregated Employer in which a Key Employee is a participant, with each terminated plan whose benefits are included in determining the Present Value of Accrued Benefits, and with each other plan of an Employer or Aggregated Employer which enables any such plan to meet the requirements of Code Sections 401(a)(4) or 410, and may be aggregated with any or all other plans of an Employer or Aggregated Employer if such aggregation group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with such plan being taken into account. If the Plan must or may be aggregated with any other plan, the top-heavy ratio for the aggregated group shall be determined by adding together the numerators for each plan, and then adding together the denominators for each plan.

               (69) TOP-HEAVY YEAR OF SERVICE: A Year of Service completed in a Plan Year for which the Plan is a Top-Heavy Plan.

               (70) TOP PAID GROUP: For any Plan Year, the group consisting of the top twenty percent of employees who performed services for the Employer during the Plan Year when ranked on the basis of 415 Compensation paid during such year, determined as provided in Code Section 414(q) and regulations issued thereunder. All active employees and leased employees under Code Section 414(n) shall be counted in determining the Top Paid Group, without any exclusion for age or service or collective bargaining employees, except that employees who are non-resident aliens with no United States source income shall be excluded.

               (71) TRUST or TRUST FUND: The fund known as the Family Dollar Employee Savings and Retirement Plan and Trust, maintained in accordance with the terms of the Trust Agreement, as from time to time amended, which constitutes a part of this Plan.

               (72) TRUSTEE: The corporation or individuals appointed by the Board of Directors to administer the Trust. For purposes of this Agreement, the Trustees shall be George R. Mahoney, Jr. and, effective December 26, 1991, C. Martin Sowers and effective November 10, 1994, John
D. Reier, until changed as herein provided.

               (73) VALUATION DATE: The Anniversary Date in each Plan Year, December 31, plus any other interim dates during the Plan Year which the Committee designates as Valuation Dates. Additional Valuation Dates may be designated by the Committee at any time, and if designated shall apply for all purposes under the Plan (including pending distributions).

               (74)    YEAR OF SERVICE:

                       (i) A Year of Service for eligibility means a consecutive twelve month period in which an Employee completes at least 1,000 Hours of Service. The first consecutive twelve month period and all succeeding periods shall be measured from the first day the Employee is entitled to be credited with an Hour of Service and succeeding consecutive twelve month periods thereafter.

                       (ii)   A Year of Service for vesting means a
consecutive twelve month period coincidental with the Plan Year in which an Employee completes l,000 Hours of Service.

                       (iii) A Year of Service shall not be credited for any Authorized Leave of Absence after the Employee incurs a Break in Service during such absence from the employ of the Employer.

                       (iv) Years of Service completed prior to the Original Effective Date of the Plan shall be considered for purposes of eligibility and vesting under the Plan. With respect to Service completed prior to the Original Effective Date, if the Employer has not maintained records sufficient to determine precisely the number of Hours of Service completed during each computation period, then the Employee shall be assumed to have worked continuously during any period of employment, and shall be credited with Hours of Service based on the equivalency under the definition of Hours of Service for the computation period used for him on the Original Effective Date.

                       (v) Years of Service following reemployment shall be determined in accordance with Section 3.4.

        2.2 Construction: The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

        2.3 Governing Law: This Plan and Trust shall be governed to the maximum extent by federal law under ERISA. To the extent not so preempted or otherwise governed by ERISA, the laws of the State of North Carolina shall control on all other matters.

        2.4 Effect of Restatement: If the Plan and Trust's restatement as of January 1, 1987 fails to qualify under the Code upon its submission to the Internal Revenue Service, the Employer may elect to make further amendments as requested by the Internal Revenue Service or, alternatively, to withdraw this restatement, return any Salary Deferral Contributions to the Participant, and continue to operate the Plan and Trust under the documents in effect prior to the restatement.

                    ARTICLE 3. PARTICIPATION AND SERVICE

        3.1    Participation:   An Employee included under the prior
provisions of the Plan prior to this restatement shall continue to participate in accordance with the provisions of this amended and restated Plan. Each other Employee shall be eligible to participate as of the first Entry Date on or after the date on which he both attains age twenty-one and completes one Year of Service (provided that the Employee is still in the Employer's Service on such Entry Date).

        3.2 Service: A Participant's eligibility for benefits under the Plan shall be based on his period of Service, determined in accordance with the following: Subject to Section 3.4, a Participant shall accrue a Year of Service for each Plan Year (or twelve month initial eligibility period under the conditions described in paragraph (i) of the definition of Year of Service in Article 2) in which he has 1,000 or more Hours of Service.

        3.3 Inactive Status: In the event that any Participant shall fail, in any Plan Year of his employment after the Effective Date, to accumulate 1,000 Hours of Service, such Plan Year shall not be considered as a period of Service for the purpose of determining the Participant's vested interest in accordance with Section 6.3 (except as may otherwise be provided in the Plan's definition of Year of Service), but he shall continue to receive Income allocations in accordance with Section 5.2(a) and shall share in Employer Contributions if otherwise eligible under
Section 5.2(c).

        3.4    Participation and Service Upon Reemployment:

               (a)     Participation Ceases Upon Termination of
Employment: Participation in the Plan shall cease upon termination of employment with the Employer. Such termination of employment may have resulted from retirement, death or voluntary or involuntary termination of employment, unauthorized absence, or by failure to return to active employment with the Employer by the date on which an Authorized Leave of Absence expired.

               (b) Special Rules Regarding Reemployment: Upon the reemployment of any person who had previously been employed by the Employer, the following rules shall apply in determining his Participation in the Plan and his Service under Section 3.2:

                       (1)    Plan Participation:

                              (i)     Employee Who Had Not Been a
Participant: If the reemployed Employee was not a Participant in the Plan during his prior period of employment, he shall commence Participation after he has met the requirements of Section 3.1 as if he were a new Employee; provided that, any Service attributable to his prior period of employment shall be taken into account for such reemployed Employee unless the number of consecutive one-year Breaks in Service equals or exceeds the greater of (A) five or (B) the aggregate number of Years of Service before the consecutive Breaks in Service (such aggregate number not including Years of Service disregarded by reason of prior periods of Breaks in Service);

                              (ii)    Employee Who Had Been a Participant:
If the reemployed Employee was a Participant in the Plan during his prior period of employment or if the reemployed Employee had completed the eligibility requirements but had not yet become a Participant (for instance due to an Entry Date adjustment), he shall be entitled to reparticipate in the Plan on his date of reemployment for all purposes; provided, that his ability to elect to make Salary Deferral Contributions shall be subject to the Plan's normal rules and procedures which may delay the election of making Salary Deferral Contributions to the next Change Date.

                       (2)    Computation of Service for Vesting Purposes:

                              (i)     Employee Who Previously Had Vested
Interest: In the case of a reemployed Employee whose prior employment terminated while he was a Participant with any vested interest in his Employer Contribution Account or his Salary Deferral Account under Article 6, any Service attributable to his prior period of employment shall be reinstated as of the date of his reparticipation.

                              (ii)    Employee Without Previous Vested
Interest: In the case of a reemployed Employee who was a Participant whose prior employment terminated without a vested interest in his Employer Contribution Account or his Salary Deferral Account under Article 6, any Service which is attributable to his prior period of employment shall be taken into account unless the number of consecutive one-year Breaks in Service equals or exceeds the greater of (i) five or (ii) the aggregate number of Years of Service before the consecutive Breaks in Service (such aggregate number not including Years of Service disregarded by reason of prior periods of Breaks in Service).

                  ARTICLE 4. CONTRIBUTIONS AND FORFEITURES

        4.1    Employer Contributions and Salary Deferral Contributions:
The Employer in its discretion may, for each year, contribute an amount it determines. Such amount shall not exceed the lesser of the following amounts:

               (a) The amount which is elected to be deferred by Participants as Salary Deferral Contributions under Section 4.2 plus any additional amount contributed as an Employer Contribution by the Employer in the discretion of its Board of Directors; or

               (b) Fifteen percent of all 415 Compensation (which excludes amounts deferred pursuant to Code Section 401(k)) paid or accrued in the Plan Year to all Participants in the employ of the Employer who are eligible to receive an allocation to their accounts in accordance with the provisions of Section 5.2, plus any contribution carryover, pre-1987 limitation carry forward, or other amounts permitted (even if not deductible) under Code Section 404(a), and less any Employer Contributions or Employee pre-tax contributions to any other profit sharing plan or Code
Section 401(k) plan of the Employer.

        All contributions of the Employer shall be made in cash or other property permitted by ERISA, and shall be conditioned upon their deductibility under Code Section 404 and shall be paid to the Trustee, and payments shall be made not later than the date prescribed by law for filing the Employer's federal income tax returns, including extensions which have been granted for the filing of such tax returns; provided, that Salary Deferral Contributions made pursuant to Participants' elections under
Section 4.2 shall be paid to the Trustee on the earliest date on which such contributions can reasonably be segregated from the Employer's general assets but not later than ninety days after the date on which the deferred amount otherwise would have been payable to the Participant (or such longer period permitted by the Commissioner or under ERISA). Contributions of the Employer which are determined to be nondeductible shall be returned to the Employer in accordance with Section 7.1.

        4.2    No Employee After-Tax Contributions by Participants:
Effective on and after January 1, 1994, Participants are not required or permitted to make any after-tax contributions to this Plan.

        4.3    Participant's Election to Make Salary Deferral Contributions:

               (a) Election: By written election, made and filed with the Committee pursuant to the Committee's rules and regulations and prior to the Change Date at which such election is to take effect, a Participant may elect to have a whole percentage between two percent and eighteen (fourteen, prior to January 1, 1988) percent (or such higher or lower percentage as may be allowed by the Committee's rules or regulations) of his Compensation contributed as a Salary Deferral Contribution to the Plan. As an administrative matter, in calculating the amount to be withheld from a Participant's periodic pay as a Salary Deferral Contribution, the Committee may adopt rules and procedures whereby the amount of periodic withholding is determined by using a dollar figure or by using a percentage of base pay or of some other amount which is not identical to Compensation; provided, that for purposes of applying the various nondiscrimination and other tests required by the Code, the definition of Compensation will still be utilized.

               (b)     General $7,000 Limitation on Salary Deferral
Contributions: Notwithstanding the foregoing, for Plan Years beginning after December 31, 1986, no Participant's Salary Deferral Contributions to this Plan and any other cash or deferred arrangement of any employer may exceed $7,000 for any taxable year (i.e., generally the calendar year) of the Participant. The foregoing $7,000 limitation shall be adjusted automatically each year to reflect cost-of-living adjustments announced by the Commissioner. Amounts contributed by a Participant in excess of such limit (plus Income attributable thereto through the most recent Valuation
Date) may be distributed by the Plan to that Participant in accordance with Code Section 402(g)(2) on or before April 15 of the following calendar year; provided, that the Plan need not make such distribution unless so requested in writing by the affected Participant on or before March 1 of the following calendar year, but if not distributed, any amount contributed in excess of the amount permitted under Code Section 402(g) shall be considered an after-tax employee contribution, credited to the affected Participant's Employee After-Tax Contribution Account, and thereafter separately accounted for under the Plan. Such distributed or redesignated amounts nevertheless shall continue to be considered for Highly Compensated Employees (but not for Non-Highly Compensated Employees) for purposes of the Plan's Actual Deferral Percentage.

               (c) Modification or Revocation of Elections: Once made, elections under this Section 4.3 may not be modified except with regard to the Change Date at least 30 days subsequent to the filing of a written notice with the Committee, or except as otherwise allowed by the Committee. Elections under this Section 4.3 may not be revoked and Salary Deferral Contributions discontinued except with regard to a date at least thirty days subsequent to the filing of a written notice with the Committee (or at such other time allowed under the Committee's rules and procedures). If Salary Deferral Contributions are so discontinued, they may not be resumed by that Participant until the following Change Date designated by the Committee for that purpose. The Committee may develop rules and procedures regarding Change Dates and the modification or revocation of elections, which rules and procedures may discriminate against Highly Compensated Employees.

               (d) Withdrawal and Distribution: A Participant may request to have an in-service withdrawal from his Salary Deferral Account only in accordance with Section 6.5. Upon termination of employment, the Salary Deferral Account shall be distributed in accordance with Article 6.

        4.4    Limitations on Salary Deferral Contributions and on Matching
Contributions:

               (a) Special Rules Limiting Salary Deferral Contributions under Code Section 401(k):

                       (1) Upon receipt of all Salary Deferral elections at the adoption of the Plan, and periodically thereafter (but no less frequently than twice a year as of the Anniversary Date each Plan Year and the date six months prior thereto), the Employer shall check the Actual Deferral Percentages against the tests set forth in Subsection (4) below. The Committee shall formulate limits and rules regarding the percentage of Compensation which may be deferred by Participants to the extent it deems necessary or desirable in order to meet one of the tests. Any such limits and rules may discriminate against Participants who are Highly Compensated Employees.

                       (2)    In the event that neither test in Subsection
(4) is met as of the last day of any Plan Year, the Committee shall:

                              (i)     Request that the Employer make an
additional contribution to the Plan, which contribution shall be allocated among Salary Deferral Accounts in one of the following manners, as specified by the Committee: (A) as if it were an additional Matching Contribution allocated based upon some stated amount of Salary Deferral Contributions, either among all Participants or just among those Participants who are Non-Highly Compensated Employees; or (B) in the proportion that each Participant's Compensation bears to the total Compensation of all affected Participants, with such additional contribution either being made with respect to all Participants or just among those Participants who are Non-Highly Compensated Employees.

                              (ii)    In addition to or as an alternative
to the foregoing, the Committee may request that the Employer designate that all or part of the Matching Contribution which it will put into the accounts of either all Participants or just those Participants who are Non-Highly Compensated Employees be allocated to such Participants' Salary Deferral Accounts.

                              (iii)   In addition to or as an alternative
to the foregoing, the Committee may in its discretion require that Participants who are Highly Compensated Employees be required to amend their Salary Deferral percentage elections and/or to elect to receive as a cash distribution under Code Section 401(k)(8) Excess Deferrals already contributed to the Plan with respect to the Plan Year, plus any Income attributable thereto (computed in accordance with the Trustee's usual procedures for allocating Income to Participant's accounts); provided that the foregoing alternative of cash election shall not be available for Plan Years beginning prior to January 1, 1987. If any Salary Deferral Contributions are distributed pursuant to this Section, any Matching Contributions allocated to the Participant's Employer Contribution Account by reference to those Salary Deferral Contributions also must be distributed (if such Matching Contributions are vested) or forfeited (if such Matching Contributions are not vested) as required to comply with
Section 401(a) of the Commissioner's regulations. In all events, the Committee's determination as to which Participants will be affected under this subparagraph (iii) shall be determined by reducing the deferrals of Participants who are Highly Compensated Employees in order of their Actual Deferral Percentages, beginning with the highest such percentage during that Plan Year. Any cash distributions under the foregoing sentence shall be treated as if they had never been deferred to the Plan under Section 4.2.

                       (3) The timing of any corrective measures under Subsection (2) above should be as follows: (i) any additional amounts contributed pursuant to Subsection (2)(i) or (ii) above shall be deposited in the affected Participants' Salary Deferral Accounts no later than the date prescribed by law for filing the Employer's federal income tax returns, including extensions which have been granted for the filing of such tax return; and (ii) any cash distribution of Excess Deferrals pursuant to Subsection (2)(iii) above must be made to the appropriate Highly Compensated Employees after the close of the Plan Year in which the Excess Deferral arose and within twelve months after the close of that Plan Year.

                       (4)    As of each Anniversary Date (and more
frequently as deemed necessary by the Committee), all Participants who were directly or indirectly eligible to make a Salary Deferral for all or a portion of the Plan Year shall be separated into the Highly Compensated Employee group (including Family Members of Highly Compensated Employees) and the Non-Highly Compensated Employee group. One of the following two tests must be satisfied as of each Anniversary Date for there not to be a further Employer Contribution and/or amendment of salary deferral elections and/or required cash election by Highly Compensated Employees under Subsection (2) above:


                              Test I - the Actual Deferral Percentage for the Highly Compensated Employee group is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employee group for the same Plan Year multiplied by 1.25.

                              Test II - the excess of the Actual Deferral
                              Percentage for the Highly Compensated
                              Employee group over the Non-Highly
                              Compensated Employee group for the same Plan
                              Year is not more than two percentage points, and the Actual Deferral Percentage for the Highly Compensated Employee Group is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employee group multiplied by 2.0.


Notwithstanding the foregoing, the use of Test II shall be limited to the extent necessary in order to avoid any restrictions on the use of this "alternative limitation" which have been promulgated by the Commissioner, as further described in Subsection (b)(5) below.

                       (5) Each group's Actual Deferral Percentage and Test I and Test II shall be determined in accordance with Code Section 401(k) and any related rules or regulations of the Commissioner.

               (b)     Special Rules Limiting Matching Contributions:

                       (1) At the adoption of the Plan, and periodically thereafter (but not less frequently than twice a year as of the Anniversary Date each Plan Year and the date six months prior thereto), the Employer shall check the Actual Contribution Percentages against the tests set forth in Subsection (4) below. The Committee may formulate limits and rules regarding the contribution and/or allocation of any Employee After-Tax Contributions and Matching Contributions to the extent it deems necessary or desirable in order to meet one of the tests. Any such limits and rules may discriminate against Participants who are Highly Compensated Employees.

                       (2)    In the event that neither test in Subsection
(4) is met as of the last day of any Plan Year, the Committee shall:

                              (i)     Request that the Employer make an
additional Matching Contribution to the Plan, which contribution shall be allocated among Employer Contribution Accounts as an additional Matching Contribution allocated based upon some stated amount of Salary Deferral Contributions either among all Participants or just among those Participants who are Non-Highly Compensated Employees; or

                              (ii)    In addition to or as an alternative
to the foregoing, the Committee may, in its discretion, require that Participants who are Highly Compensated Employees be required to elect to receive as a cash distribution under Code Section 401(m)(6) any Excess Contributions of vested Matching Contributions already contributed to the Plan with respect to the Plan Year, plus any Income attributable thereto (computed in accordance with the Trustee's usual procedures for allocating Income to Participant's accounts). In all events, the Committee's determination as to which Participants will be affected shall be determined under this subparagraph (ii) by reducing the Matching Contributions by or on behalf of Participants who are Highly Compensated Employees in order of their Actual Contribution Percentages, beginning with the highest such percentage during that Plan Year. Any cash distributions under the foregoing sentence shall be treated as if they had never been contributed to the Plan under Section 4.1.

                              (iii)   In addition to or as an alternative
to the foregoing, the Committee may require that non-vested Matching Contributions be forfeited to correct Excess Contributions.

                       (3) The timing of any corrective measures under Subsection (2) above shall be as follows: (i) any additional amount to be contributed pursuant to Subsection (2)(i) above shall be deposited in the affected Participants' Employer Contribution Accounts no later than the date prescribed by law for filing the Employers' federal income tax return, including extensions which have been granted for the filing of such tax return; and (ii) any cash distribution of Excess Contributions of Matching Contributions pursuant to Subsection (2)(ii) above must be made to the appropriate Highly Compensated Employees after the close of the Plan Year in which the Excess Contribution arose and within twelve months after the close of that Plan Year.

                       (4)    As of each Anniversary Date (and more
frequently as deemed necessary by the Committee), all Participants shall be divided into the Highly Compensated Employee group (including Family Members of Highly Compensated Employees) and the Non-Highly Compensated

Employee group. One of the following two tests must be satisfied as of each Anniversary Date for there not to be a further Employer Matching Contribution and/or required cash election by Highly Compensated Employees under Subsection (2) above:


                              Test I - the Actual Contribution Percentage for the Highly Compensated Employee group is not more than the Actual Contribution Percentage of the Non-Highly Compensated Employee group multiplied by 1.25.

                              Test II - the excess of the Actual
                              Contribution Percentage for the Highly
                              Compensated Employee group over the
                              Non-Highly Compensated Employee group is not more than two percentage points, and the Actual Contribution Percentage for the Highly Compensated Employee group is not more than the Actual Contribution Percentage of the Non-Highly Compensated Employee group multiplied by 2.0.


Notwithstanding the foregoing, the use of Test II shall be limited to the extent necessary in order to avoid any restrictions on the use of this "alternative limitation" which have been promulgated by the Commissioner, as described in Subsection (5) below.

                       (5) Restriction on Multiple Use of Test II: The following restrictions shall apply in any case where the Plan is required to use Test II for computing both the maximum ADP and ACP limitations for Highly Compensated Employees. In such case, the sum of the ADP and ACP for Highly Compensated Employees may not exceed the greater of (i) or (ii) below:

                              (i)     the sum of:

                                      (A)    1.25 times the greater of the
ADP or the ACP for Non-Highly Compensated Employees, plus

                                      (B)    2.0 times the lesser of the
ADP or the ACP for Non-Highly Compensated Employees, provided that this figure may not exceed the lesser of the ADP or the ACP for Non-Highly Compensated Employees by more than two percentage points.

                              (ii)    the sum of:

                                      (A)    1.25 times the lesser of the
ADP or the ACP for Non-Highly Compensated Employees, plus

                                      (B)    2.0 times the greater of the
ADP or the ACP for Non-Highly Compensated Employees, provided that this figure may not exceed the greater of the ADP or the ACP for Non-Highly Compensated Employees by more than two percentage points.

In the event that such aggregate limitation is exceeded, correction shall be made by reducing the ACP for Highly Compensated Employees in accordance with this Subsection (b) to the extent necessary to meet this aggregate limitation.

                       (6) Each group's Actual Contribution Percentage and Test I and Test II shall be determined in accordance with Code Section 401(m) and any related rules and regulations of the Commissioner.

        4.5    Rollover Contributions:

               (a) In General: Subject to all the provisions of this Plan, a Participant may direct the appropriate fiduciary of any qualified retirement plan of another employer to distribute or transfer directly to the Trustee any portion or all of such Participant's interest in the distributing or transferring plan, exclusive of contributions made by the Participant thereunder except that a Participant may rollover into this Plan employee contributions deductible under Code Section 219(e)(2) to the extent such amounts are thereafter accounted for separately and also may rollover elective contributions considered employer contributions under Code Section 401(k). Alternatively, the Participant may personally present such amount to the Trustee within sixty days of receipt thereof as a distribution from another qualified retirement plan. In addition, an Employee who has become a Participant who has established an Individual Retirement Account solely for the purpose of serving as a repository for distributions from the qualified retirement plan of a former employer, and who has not made any contributions to such Individual Retirement Account on his own behalf also may transfer or present within sixty days of receipt part or all of the assets of such Individual Retirement Account to the Trustee.

               Upon the receipt of such a rollover contribution, the Trustee shall establish a Rollover Account for the Participant on whose behalf the distribution was received. The value of the Rollover Account so established shall be fully vested and nonforfeitable at all times.

               (b)     Requirements and Conditions With Respect to Rollover
Contributions: Rollover contributions shall further be subject to the following conditions:

                       (1) No Interim Withdrawals: No withdrawals from Rollover Accounts shall be permitted until such time as the Participant is otherwise eligible to receive his vested interest attributable to Employer Contributions (or would have been eligible had he been vested in any part of his Employer Contribution Account) or until such earlier time permitted under Section 6.5.

                       (2) Certification: The Participant shall at the Committee's request present a written certification in a form acceptable to the Committee to the effect that: The amount received as a rollover contribution is attributable only to amounts to the Participant's credit in a qualified retirement plan or rollover Individual Retirement Account; no portion of such amount consists of contributions made by the Participant other than employee contributions deductible under Code Section 219(e)(2) and elective contributions considered employer contributions under Section

401(k); specifying any amounts transferred which are subject to any restrictions under Code Section 401(a)(9) or Section 402(c)(4) or otherwise; and if such amount is being paid by the Participant personally, it was received within the prior sixty calendar days.

                       (3)    Participation for Purposes of this Section:
For the sole purpose of determining whether an Employee has become eligible to utilize these rollover provisions, and not for any other purpose under the Plan, an Employee shall be considered a Plan Participant on the date he has completed thirty days of Service with the Employer.

                       (4) Other Limitations: No rollover contribution shall be accepted (i) directly or indirectly from an Individual Retirement Account to which the Participant contributed on his own behalf; or (ii) which consists in whole or in part of insurance contract(s) with respect to which future premium payments are or may become due, unless there are sufficient other assets being transferred so as to make maintenance of such contract(s) feasible without violation of any limitation on assets which may be applied for that purpose; or (iii) which consists of amounts not eligible for rollover treatment under Code Section 402(c)(4) because such amounts were part of a series of payments or required to be distributed under Code Section 401(a)(9).

                       (5)    No Transfer Allowed from Plan Subject to Code
Section 417: No direct or indirect transfer will be permitted into this Plan from (i) a plan which is a defined benefit pension plan, (ii) a defined contribution plan subject to the minimum funding standards of Code
Section 412 (e.g., a money purchase or target benefit pension plan), or
(iii) any other defined contribution plan that does not meet the requirements of Code Section 401(a)(11)(B)(iii)(I) and (II) regarding all death benefits being paid to a Surviving Spouse absent spousal consent and regarding the Participant's ability to elect a life annuity form of payment. Rollovers into this Plan which are not direct or indirect transfers (i.e., which have actually been distributed to the Participant by the other plan) will be permitted with respect to benefits attributable to such a plan.

               (c) Direct Rollover Option: Effective January 1, 1993, distributions from this Plan may be directly rolled over to another plan pursuant to the provisions of Subsection 6.4(g).

        4.6 Disposition of Forfeitures: Upon termination of employment, a Participant's Forfeiture, if any, shall be maintained in his Employer Contribution Account until his Forfeiture Date, which is the earlier of (A) the date on which he has received a distribution of the entire non-forfeitable portion of his account (or deemed distribution in the case of a Participant without any vesting, which deemed distribution date shall be the date of his termination of employment with the Employer) or (B) the last day of the Plan Year in which the Participant incurs five consecutive one-year Breaks in Service, and shall continue to receive Income allocations pursuant to Section 5.2(a) until such time. If the terminated Participant returns to the employ of the Employer before his Forfeiture Date, the undistributed amount in his Employer Contribution Account, including any Forfeiture still maintained in his Employer Contribution Account, plus Income allocations, shall upon reparticipation become the beginning balance in his new Employer Contribution Account. If the terminated Participant does not return before his Forfeiture Date, any vested amounts remaining in the terminated Participant's Accounts will be distributed to him as hereinafter provided; and his Forfeiture, plus Income allocations shall become available as of such Forfeiture Date for use as provided in Section 5.2(e) as a current or subsequent Employer Contribution of the Employer as of the Valuation Date next following such Forfeiture Date. If a terminated Participant who is less than one hundred percent vested in his Employer Contribution Account is reemployed after five consecutive one-year Breaks in Service, but before distribution of his vested account balance, any portion of his account that has not been distributed will be segregated in the records of the Trust and separately accounted for until such time as the Participant is one hundred percent vested in his Employer Contribution Account.

        4.7 Pay Back Provision: If a terminated Participant who is less than one hundred percent vested in the Plan receives a distribution of his entire nonforfeitable benefit derived from his Salary Deferral Account and/or his Employer Contribution Account, and such Former Participant returns to the employ of the Employer, then such reemployed Participant shall be given an opportunity to repay the full amount of any such prior distribution of amounts derived from Salary Deferral and Employer Contributions as provided below. If such a reemployed Employee repays such amounts from his Salary Deferral Account and Employer Contribution Account before the earlier of five years after the first date on which he is subsequently reemployed by the Employer or the close of the first period of five consecutive one-year Breaks in Service commencing after distribution (or, in the case of a distribution from the Plan other than by reason of separation from Service, five Years after the date of the distribution), then his prior account balance shall be restored to the amount which was allocated to such accounts on the date of distribution, and each class year of such previously forfeited balance shall be re-credited with the number of Plan Years previously credited to it under the Plan's vesting schedule and thereafter shall be credited with Plan Years following re-employment until such amount is fully vested under the Plan's class vesting schedule. If the Plan's class vesting schedule is ever replaced with a non-class vesting schedule, then any restored amounts derived from a period from which the Plan had this class vesting schedule shall be treated in accordance with Section 1113(f) of the Tax Reform Act of 1986, as amended by the Technical Corrections Act of 1988, so that the re-employed Participant's non-forfeitable right to such restored benefits is determined under the previous class-year vesting schedule if that schedule would yield a larger non-forfeitable amount. In the case of a reemployed Former Participant who had no vested interest in either his Salary Deferral Account or Employer Contribution Account at the time of his previous separation from Service and who therefore was deemed to have received a distribution, if such Former Participant is reemployed before he has incurred five consecutive one-year Breaks in Service, then repayment of his Salary Deferral Account and Employer Contribution Account shall be deemed to be made on his reemployment date.

               If the Plan is required to restore forfeited amounts by virtue of a pay back under this Section, such restoration shall be made no later than the end of the Plan Year following the Plan Year of repayment, and the Committee may choose among any or a combination of the following permissible sources for restoration: Forfeitures which become available that Plan Year, or additional Employer contributions (which Employer contributions shall be in addition to those required or permitted by
Section 4.1 of the Plan).

               In the event a Participant exercises his right to buy back a previous Forfeiture through a repayment of a prior distribution pursuant to this Section, no part of the amount which is repaid to the Plan by the Participant may be invested in any stock or other security of the Employer or any affiliate of the Employer.

              ARTICLE 5. ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

        5.1 Individual Accounts: The Committee shall create and maintain adequate records to disclose the interest in the Trust of each Participant, Former Participant and Beneficiary. Such records shall be in the form of individual accounts and credits and charges shall be made to such accounts in the manner herein described. When appropriate, a Participant shall have a Salary Deferral Account, an Employer Contribution Account, and a Rollover Account. Subaccounts also may be maintained pursuant to rules and regulations of the Committee to reflect collective investment subaccounts, segregated subaccounts and any other subaccounts deemed necessary or desirable by the Committee. The maintenance of individual accounts is only for accounting purposes, and a segregation of the assets of the Trust Fund to each account shall not be required. Distributions and withdrawals made from an account shall be charged to the account as of the date paid.

        5.2 Account Adjustments: The accounts of Participants, Former Participants and Beneficiaries and the Suspense Account shall be adjusted in accordance with the following:

               (a) Income: As of each Valuation Date, the Income of the Trust Fund since the last Valuation Date shall be allocated among the Suspense Account and the accounts of Participants, Former Participants and Beneficiaries who had unpaid balances in their accounts on the Valuation Date in proportion to the balances in such accounts immediately following the prior Valuation Date, but after first reducing each such account balance by the amount of any distributions, withdrawals, directed investments, and loans from the account since the prior Valuation Date, and after increasing the balance in each Salary Deferral Account and Rollover Account since the prior Valuation Date by a weighted proportion of any Salary Deferral Contributions, and rollover contributions since the last Valuation Date weighted in accordance with the Trustee's customary and reasonable accounting procedures in accordance with non-discriminatory procedures and rules adopted by the Committee. The interest paid by a Participant since the prior Valuation Date in respect of a loan from his accounts, as provided in Section 6.6 or in any loan procedures established pursuant to Section 6.6, shall be segregated and credited to such accounts under the rules for such accounts. At the Committee's discretion uniformly applied, administrative expenses directly connected or associated with a particular Participant's account may be charged to that account. The Income since the prior Valuation Date attributable to any investment of any collective investment subaccount which has been established in accordance with Section 7.8 also shall be allocated to such account as of each Valuation Date, or at such other times (including any distribution date), as may be appropriate under the Trustee's normal procedures for such accounts. All valuations shall be based on the fair market value of assets in the Trust Fund on the Valuation Date. Notwithstanding the foregoing, in the event that the Plan's assets are invested among collective investment funds as provided in Section 7.8 of this Plan, the foregoing allocation of Income shall be adjusted to reflect the segregation of each such collective investment fund.

               (b) Salary Deferral Contributions: A Participant's Salary Deferral Contributions under Section 4.2 during the Plan Year, and other amounts contributed by the Employer to the Salary Deferral Accounts of Participants pursuant to Section 4.3(a)(2)(i), shall be allocated to his Salary Deferral Account when received by the Trustee (less amounts withdrawn as cash under Section 4.3).

               (c) Employer Contributions: As of each Valuation Date, the Employer Contributions (if any) made with respect to that period in the Plan Year shall be allocated among those Participants who were in the employ of the Employer on that Valuation Date, or at such earlier times as provided by Committee rules and regulations. Such allocations shall be made in accordance with the following formula (subject to subsection (f) below):

                       (1)    Matching Contributions:  Any Employer
Contribution shall be allocated in a manner specified by the Parent Company's Board of Directors so as to provide a uniform stated percentage match of each Participant's Salary Deferrals up to a uniform stated percentage of each Participant's Compensation; provided, that no such allocation shall exceed a 100% match of each Participant's Salary Deferral Contributions which are equal to six percent of his Compensation.

                       (2) Notwithstanding the foregoing, the allocation of the aforesaid Matching Contribution also may be modified by stipulation of the Board of Directors so as to discriminate against Highly Compensated Employees and their Family Members if such modification is deemed necessary or desirable by the Committee in order to comply with one of the tests set forth in Section 4.3.

                       (3) Nothing in the foregoing shall require the Employer to make any amount of Employer Contribution.

               (d) Suspension of Accrual Requirements: If, for any Plan Year beginning after December 31, 1988, the Plan fails to satisfy the Participation Test under Code Section 401(a)(26) or the Coverage Test under Code Section 410(b) this Section 5.2(d) will apply. The Plan will satisfy the Participation Test if, using any allowable testing method, the number of Employees who benefit under the Plan is at least equal to the lesser of fifty or forty percent of the total number of Includable Employees or the Plan otherwise satisfies Code Section 401(a)(26). The Plan will satisfy the Coverage Test if, using any allowable testing method, the number of Non-Highly Compensated Employees who benefit under the Plan is at least equal to seventy percent of the total number of Includable Non-Highly Compensated Employees or if the Plan otherwise satisfies Code Section 410(b). "Includable" Employees are all Employees other than (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion or by reason of the age or Service participation requirements of Sections 3.1; and (2) to the extent required by the Commissioner's then applicable rules and regulations, any Employee who separates from Service during the Plan Year and fails to complete at least 501 Hours of Service for the Plan Year.

               For purposes of the Participation Test and the Coverage Test, an Employee is benefiting under the Plan on a particular date if he is entitled to an allocation for the Plan Year under Section 5.2(c). Under the Participation Test, when determining whether an Employee is entitled to an allocation under Section 5.2(c), the Committee shall disregard any allocation required solely by reason of the Top-Heavy minimum allocation under Section 5.2(f), unless the Top-Heavy minimum allocation is the only allocation made under the Plan for the Plan Year.

               If this Section 5.2(d) applies for a Plan Year, the Committee shall suspend the accrual requirements for the Non-Highly Compensated Includable Employees who are Participants, beginning first with the Non-Highly Compensated Includable Employee(s) employed with the Employer on the last day of the Plan Year, then the Non-Highly Compensated Includable Employee(s) who have the latest separation from Service during the Plan Year, and continuing to suspend in descending order the accrual requirements for each Non-Highly Compensated Includable Employee who incurred an earlier separation from Service, from the latest to the earliest separation from Service date, until the Plan satisfies both the Participation Test and the Coverage Test for the Plan Year. If two or more Non-Highly Compensated Includable Employees have a separation from Service on the same day, the Committee shall suspend the accrual requirements for all such Non-Highly Compensated Includable Employees, irrespective of whether the Plan can satisfy the Participation Test and the Coverage Test by accruing benefits for fewer than all such Non-Highly Compensated Includable Employees. If the Plan suspends the accrual requirements for an Non-Highly Compensated Includable Employee, that Employee shall share in the allocation of Employer Contributions and Participant Forfeitures, if any, without regard to the number of Hours of Service he has earned for the Plan Year and without regard to whether he is employed by the Employer on the last day of the Plan Year.

               The suspension of accrual requirements for Employer Matching Contributions applies separately to the Code Section 401(m) portion of the Plan, and the Committee will treat an Employee as benefiting under that portion of the Plan if he is an eligible Employee for purposes of the Code
Section 401(m) nondiscrimination test.

               (e)     Forfeitures:  Forfeitures assessed against
Participants' accounts which have become available shall be used to reduce current or future Employer Contributions to be made under subsection (c) above.

               (f) Minimum Contributions and Forfeitures for a Top-Heavy Plan: For any Plan Year in which the Plan is a Top-Heavy Plan, the allocation formula will be changed to the extent necessary so that each Participant who is a Non-Key Employee and who has not separated from Service on the Anniversary Date (regardless of whether he has completed at least l,000 Hours of Service in that Plan Year) will receive a total allocation to his Employer Contribution Account which is equal to the lesser of the following percentages of his 415 Compensation for that Plan
Year: (i) three percent or (ii) the highest percentage provided under the Plan during that Plan Year on behalf of a Key Employee (with the percentage being determined for each Key Employee by using that part of his 415 Compensation which is not in excess of $150,000 (or $200,000 for Plan Years beginning before January 1, 1994) or other higher amount applicable under Code Section 401(a)(17) and, effective for Plan Years beginning after December 31, 1988, by taking into account all elective deferrals under Code
Section 401(k) and matching contributions for that Key Employee); provided, that the minimum contribution may be less than three percent only if the Plan is not used by a defined benefit plan (whether active or wasting) to meet the participation tests of Code Sections 401(a)(4) or 410. Effective for Plan Years beginning after December 31, 1988, amounts contributed at a Participant's election under Code Section 401(k) and any matching contributions allocated to Nonkey Employees which are necessary in order to satisfy the requirements of Code Sections 401(k) and 401(m) may not be offset against the aforesaid minimum contribution for a Participant, but amounts contributed by the Employer as qualified non-elective contributions under Code Section 401(m)(4)(C) and matching contributions not necessary to satisfy Code Section 401(k) or (m) may be offset. In all cases, Employer contributions and forfeitures allocated to a Participant from any other tax-qualified defined contribution plan of the Employer and any Aggregated Employer required or permitted to be aggregated as described in the definition of Top-Heavy Plan in Section 2.1 which meet the top-heavy minimum contribution shall be offset. In the case of a Participant covered both by tax-qualified defined contribution plan(s) and tax-qualified defined benefit plan(s) of the Employer and any Aggregated Employer required or permitted to be aggregated as described in the definition of Top-Heavy Plan in Section 2.1, each Participant shall receive an aggregate minimum benefit and contribution at least equal (using a comparability analysis) to the minimum defined benefit (as defined in the Employer's defined benefit plan) in any Plan Year in which the Plan is a Top-Heavy Plan.

               (g) Rollover Contributions: A Participant's rollover contributions for the Plan Year shall be allocated to his Rollover Account when received by the Trustee.

        5.3    Maximum Additions:

               (a) 415 Limitation: Notwithstanding anything contained herein to the contrary, the total Additions made to the Employer Contribution Account and Salary Deferral Account (or comparable accounts) of a Participant in the Plan and all other defined contribution plans (whether or not terminated) of the Employer and any Aggregated Employer for any Limitation Year shall not exceed the "415 Limitation" which is the lesser of (i) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)(1)(A) for that Plan Year) or (ii) twenty-five percent of the Participant's 415 Compensation for such Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different consecutive twelve month period, the (a)(i) amount will be multiplied by a fraction whose numerator is the number of months in the short Limitation Year and whose denominator is twelve; and the (a)(ii) amount will be based upon the Participant's 415 Compensation for the short Limitation Year.

               (b) Suspense Account: If as a result of the allocation of Forfeitures or a reasonable error in estimating a Participant's annual Compensation, or in determining the amount of elective deferrals within the meaning of Code Section 402(g) that may be made within the limits of Code
Section 415 (or under other limited facts and circumstances which the

Commissioner finds justify the availability of the rules set forth in this Plan pursuant to Commissioner's Regulation Section l.415-6), the Annual Additions for a Participant would exceed the 415 Limitation, then amounts in excess of the 415 Limitation shall be treated in accordance with this subparagraph. Any excess amounts in a Participant's account shall be used to reduce Employer Contributions for the next Limitation Year (and succeeding years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the Limitation Year. If that Participant is not covered by the Plan as of the end of the Limitation Year, then the excess amounts shall be transferred to and held unallocated in a Suspense Account for the Limitation Year and allocated and reallocated as necessary to prevent the relevant 415 Limitations from being exceeded in the next Limitation Year (and succeeding Limitation Years as necessary) to all the remaining Participants in the Plan. Furthermore, the excess amounts in the Suspense Account must be used to reduce Employer Contributions for the next Limitation Year (and succeeding Limitation Years as necessary) for all Participants in the Plan. In no event may any excess amounts which are due to Employer Contributions be distributed out to Participants or Former Participants.

               (c)     Aggregate Limitations:

                       (1) If an Employee is a Participant in one or more defined benefit plans and one or more defined contribution plans ever maintained by the Employer and any Aggregated Employer, the sum of his defined benefit plan fraction and his defined contribution plan fraction shall not exceed 1.0 in any Limitation Year.

                       (2) The term defined benefit plan fraction in any Limitation Year shall mean a fraction the numerator of which is the sum of the projected annual benefits (as defined below) payable to the Participant as of the last day of the current Limitation Year under all defined benefit plans of the Employer and any Aggregated Employer, and the denominator of which is the lesser of: (A) the product of 1.25 (or 1.0 in the case of a Top-Heavy Plan which does not meet the additional benefit requirements of subsection (v) below or in the case of any Super Top-Heavy Plan) multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for that year, or such greater or lesser amount as may be required to actuarially adjust such limitation so it is equivalent to a benefit beginning at the Social Security Retirement Age, as defined below), or (B) the product of
1.4 multiplied by the amount which is equal to one hundred percent of the Participant's average 415 Compensation for the three highest consecutive Years of Service (or actual number of years of employment if less than three Years of Service).

                       For purposes of this subsection, a Participant's "Projected Annual Benefit" is equal to the annual benefit (i.e., the bene-fit payable annually in the form of an equivalent straight life annuity beginning at the Social Security Retirement Age, but excluding benefits attributable to Employee After-Tax Contributions or rollover contributions, if any) to which the Participant in a defined benefit plan would be entitled under the terms of the plan assuming that the Participant will continue employment until reaching the later of the plan's normal retirement age or his current age, that the Participant's 415 Compensation for the Limitation Year under consideration will remain the same until the date the Participant attains the later of the plan's normal retirement age or his current age, and that all other relevant factors used to determine benefits under the plan for the Limitation Year under consideration will remain constant for all future years.

                       Actuarial adjustments for form of benefit or for benefits beginning before the Social Security Retirement Age shall use an interest rate assumption which is not less than the greater of five percent or the rate specified by the plan, and otherwise shall be made in the manner prescribed by the Commissioner to be consistent with the reduction for old-age insurance benefits beginning prior to the Social Security Retirement Age. Actuarial adjustments for benefits beginning after the Social Security Retirement Age shall use an interest rate which is not greater than the lesser of five percent or the rate specified by the plan. None of the aforesaid actuarial adjustments shall be taken into account before the year for which such adjustments take effect. For purposes of this subsection, "Social Security Retirement Age" shall mean the retirement age under Section 216(1) of the Social Security Act, except that such
Section 216(1) shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(1)(2) were age 62.

                       (3) The term defined contribution plan fraction in any Limitation Year shall mean a fraction the numerator of which is the sum of the Annual Additions made to the Participant's account(s) as of the last day of the current Limitation Year and for all prior Limitation Years under all defined contribution plans of the Employer and any Aggregated Employer (less any amount which may be subtracted therefrom by virtue of the Commissioner's regulations adopted under the Tax Equity and Fiscal Responsibility Act of 1982), and the denominator of which is the sum of the lesser of the following amounts determined for each year and for each prior Year of Service: (A) the product of 1.25 (or 1.0 in the case of a Top-Heavy Plan which does not meet the additional minimum benefit requirements of subsection (v) below or any Super Top-Heavy Plan) multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such year determined without regard to Code Section 415(c)(6), or (B) 1.4 multiplied by the amount which is equal to twenty-five percent of the Participant's 415 Compensation for such Limitation Year; provided, at the election of the Committee, in any year beginning after December 31, 1982 where the plan was in existence on or before July 1, 1982, the denominator of the defined contribution fraction with respect to a Participant for all years ending before January 1, 1983, shall be an amount equal to the product of the amount determined to be the denominator under the foregoing sentence multiplied by a fraction the numerator of which is the lesser of $51,875 or
1.4 multiplied by twenty-five percent of the Participant's 415 Compensation for the year ending in 1981, and the denominator of which is the lesser of $41,500 or twenty-five percent of the Participant's 415 Compensation for the year ending 1981.

                       (4) Annual Additions in the numerator of the defined contribution plan fraction shall not exceed the aggregate maximum Annual Additions in the denominator of the defined contribution plan fraction in any Limitation Year beginning prior to January 1, 1976.

                       (5)    In computing the defined benefit plan
fraction and the defined contribution plan fraction in subsections (ii) and
(iii) above, the number 1.0 shall not be substituted for 1.25 in computing the denominator in the case of a Top-Heavy Plan (other than a Super

Top-Heavy Plan) if each Nonkey Employee who is a Participant receives a certain minimum benefit or contribution under a plan of the Employer or Aggregated Employer. The minimum benefit for these purposes in the case of a defined benefit plan shall be the product of the Participant's high consecutive five year 415 Compensation (not including 415 Compensation in Plan Years beginning before January 1, 1984, or 415 Compensation for Plan Years beginning after the close of the last Plan Year in which the Plan was not a Top-Heavy Plan) times the lesser of (A) three percent per Top-Heavy Year of Service, or (B) the sum of twenty percent plus one percent per each of the first ten Top-Heavy Years of Service. The minimum contribution for these purposes in the case of a defined contribution plan shall be a total allocation of Employer contribution and forfeitures of four percent of the 415 Compensation for each Participant who is a Nonkey Employee (but this four percent figure shall be reduced to the extent necessary in any Plan Year so that it is no more than the largest percentage provided for any Key Employee during that Plan Year, with the Key Employees' percentages being determined by using only that part of their 415 Compensation that is not in excess of $150,000, or $200,000 for Plan Years beginning prior to January 1, 1994). In the case of a Nonkey Employee covered both by defined contribution plan(s) and defined benefit plan(s) of the Employer and any Aggregated Employer, the Nonkey Employee must receive an aggregate benefit and contribution at least equal to the minimum defined benefit described above.

                       (6) Notwithstanding the foregoing, in the case of any individual who is a participant as of the first day of the first plan year beginning after December 31, 1986 in a defined benefit plan which was in existence on May 6, 1986, and with respect to which the requirements of Code Section 415 have been met for all plan years, if such individual's current accrued benefit under the plan exceeds the limitation of Code
Section 415(b) as amended by the Tax Reform Act of 1986, then for purposes of Code Section 415(b) and (e), the limitation of Code Section 415(b)(1)(A) with respect to such individual shall be equal to such individual's accrued benefit at the close of the last plan year beginning prior to January 1, 1987 when expressed as an annual benefit within the meaning of Code Section 415(b)(2) (but without taking into account any changes in the terms or conditions of the plan after May 5, 1986 or any cost-of-living adjustment occurring after May 5, 1986). Furthermore, in the case of a plan which satisfied the requirements of Code Section 415 for its last plan year beginning prior to January 1, 1987, in accordance with regulations that may be promulgated by the Commissioner, an amount may be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Code Section 415(e)(1) does not exceed 1.0 for such year.

               (d) 415 Compensation: For purposes of applying the 415 Limitations under this Section 5.3, the term "415 Compensation" means compensation as defined by Code Section 415(c)(3), and includes:

                       (1) The Employee's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Code Section 1.62-2(c));

                       (2) In the case of a self-employed individual, earned income as defined in Code Section 401(c)(2) for any taxable year;

                       (3) Amounts received through Employer-provided accident or health insurance for personal injuries or sickness, but only to the extent that these amounts are includable in the gross income of the Employee for federal income tax purposes;

                       (4) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee for federal income tax purposes;

                       (5) The value of a nonqualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted;

                       (6) Other Employer-paid amounts includable in the gross income of an Employee for federal income tax purposes, including, without limitation, amounts includible by virtue of an election under Code
Section 83(b); and

                       (7)    With respect to amounts described in (1) and
(2) above, foreign earned income as described in Code Sections 911(b), 931 and 933, regardless of whether otherwise excludible under Code Sections 911, 931, and 933.

               (e) Not 415 Compensation: Notwithstanding the above, the term "4l5 Compensation" does not include items such as:

                       (1) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the 415 Limitations to that plan, the contributions are not includable in the Employee's gross income for federal income tax purposes for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified employee pension are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by the Employee for federal income tax purposes. Additionally, any distributions from a plan of deferred compensation are not considered as compensation under this subsection, regardless of whether such amounts are includable in the gross income of the Employee when distributed; however, any amounts received by an Employee pursuant to an unfunded non-qualified plan of the Employer may be considered as compensation under this subsection in the year such amounts are includable in the gross income of the Employee for federal income tax purposes;

                       (2) Amounts realized from the exercise of an Employer nonqualified stock option, or when restricted Employer stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                       (3) Amounts realized from the sale, exchange or other disposition of Employer stock acquired under a qualified stock option;

                       (4) Other Employer-paid amounts which receive special federal income tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract (whether or not the contributions are excludable from the gross income of the Employee).

                            ARTICLE 6. BENEFITS

        6.1 Retirement or Disability: If a Participant has attained Normal Retirement Age or if his employment is terminated at an earlier age because of Disability, he shall be fully vested in the amount allocated to each of his accounts and shall be entitled to receive such amount following the termination of his employment payable in accordance with Section 6.4.

        6.2    Death and Designation of Beneficiary:

               (a) Death Benefits: In the event that the termination of employment of a Participant is caused by his death, the entire amount then allocated to each of his accounts shall be fully vested and shall be payable to his Beneficiary after receipt by the Committee of an acceptable proof of death in accordance with this Section. In the event that the Participant's death occurs after his termination of employment but before he has received all of his Plan benefits, the entire amount then allocated to each of his accounts shall not be fully vested but the vested amount then allocated to each of his accounts as provided in Section 6.3 shall be payable to his Beneficiary after receipt by the Committee of an acceptable proof of death in accordance with this Section.

               (b) Designation of Beneficiary: Each Participant from time to time may designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his Beneficiary or Beneficiaries to whom his Plan benefits are paid if he dies before receipt of all such benefits; provided, that a Participant's or Former Participant's Beneficiary in all cases shall be his Surviving Spouse as defined in Section 2.1, unless either (i) the present value of the Participant's nonforfeitable account balance is not more than $3,500 as of the Payment Starting Date, or (ii) there is no such Surviving Spouse at the time of death or (iii) the Surviving Spouse consents to the appointment of another Beneficiary pursuant to a waiver of spousal rights as provided in Subsection (c) below. Each Beneficiary designation shall be in a form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime, and shall be subject to and conditioned upon any and all provisions of federal law (including, but not limited to, the Retirement Equity Act of 1984) regarding the choice of Beneficiary. Each Beneficiary designation filed with the Committee will cancel all Beneficiary designations previously filed with the Committee.
If any Participant fails to designate a Beneficiary in the manner provided above, or if the designated Beneficiary dies before the deceased Participant or before complete distribution of the Participant's benefits, then, and in any such event, the person(s) who shall constitute the Beneficiary shall be:

                       (1) The then surviving spouse of the deceased Participant; or

                       (2) In the event that there is no such surviving spouse, but the Participant is then survived by a child, children, or issue of a deceased child or children, then the Beneficiary shall be such then surviving children and surviving issue of such deceased children, to share on a per stirpes basis; or

                       (3) In the event that there is no such surviving spouse or surviving children or their issue, then the Beneficiary shall be the estate of the deceased Participant.

               (c) Requirements of Surviving Spouse Consent to Alternative Beneficiary: A Participant's or Former Participant's Surviving Spouse or spouse may consent to the designation of another Beneficiary if such consent is in a writing which is signed by the Participant's or Former Participant's Surviving Spouse or spouse, acknowledges the effect of the consent, and is witnessed by a Plan representative or notary public. The spouse's consent must acknowledge the specific non-spouse Beneficiary, and such Beneficiary may not subsequently be changed to another non-spouse Beneficiary unless the spouse's consent again is obtained in the form prescribed above, or unless the spouse's prior consent expressly permitted new designations by the Participant without the requirement of further consent by the spouse. Any consent necessary under this Section will be valid only with respect to the spouse who signs the consent, but shall be irrevocable by that spouse as to the specified non-spouse Beneficiary. However, a Participant or Former Participant may revoke a spouse's waiver (and thereby cause the spouse to become a Beneficiary) at any time before the commencement of benefits by filing a new Beneficiary designation form, even without the consent of the spouse or Surviving Spouse, and the number of such revocations by a Participant or Former Participant shall not be limited. Notwithstanding the foregoing written consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, or if a Participant has a court order that he either is legally separated or has been abandoned within the meaning of local law, then a valid spousal consent will be deemed to have been made.

        6.3 Termination for Other Reasons: If a Participant's employment with the Employer is terminated before Normal Retirement Age for any reason other than Disability or death, the Participant (or his Beneficiary under Section 6.2 in the event of the Participant's death prior to his receipt of all his Plan benefits) shall be entitled to the sum of the amounts determined under (a) and (b) below payable as provided in
Section 6.4:

               (a)     Salary Deferral Account and Other Employee
Accounts: The entire amount credited to his Salary Deferral Account and his Rollover Account, plus

               (b) Vested Employer Contribution Account: An amount equal to the vested percentage of his Employer Contribution Account balance. Such vested percentage shall be determined in accordance with the following:

                       (1)    Prior to January 1, 1989:

                              (i)     Class Year Vesting:  The vested
rights of a Participant in his Employer Contribution Account shall be determined separately for Employer Contributions made on account of each Plan Year. A Participant will have no vesting in Employer Contributions for any Plan Year until the end of the second complete Plan Year following the Plan Year for which such Employer Contributions were made. A Participant will be 100% vested in Employer Contributions for any Plan

Year if he is employed by the Employer on the last day of the second Plan Year following the Plan Year for which those Employer Contributions were made and he has not separated from service during that time. A Participant's Employer Contributions for any Plan Year shall be forfeited in accordance with Section 4.5 if he separates from Service before the end of the second Plan Year following the Plan Year for which the Employer Contributions were made.

                              (ii)    Special Rule for Participants with
Ten Years of Service: Notwithstanding the above, any Participant who has completed ten or more years of Service shall be 100% vested in all Employer Contributions to his account.

                       (2) After December 31, 1988: For Participant's having at least one hour of service with the Employer for Plan Years beginning after December 31, 1988, such vested percentage shall be determined in accordance with the following "non-Top-Heavy" schedule:

                         VESTED       FORFEITED
YEARS OF SERVICE       PERCENTAGE    PERCENTAGE

Less than 5                 0%           100%
5 or more                 100%             0%


               (3) Top-Heavy Rules: Notwithstanding the above, if the Plan becomes a Top-Heavy Plan, the vested percentage of all amounts then existing in the Employer Contribution Account of any Participant who completes at least one Hour of Service after the Plan becomes a Top-Heavy Plan (including amounts attributable to Employer Contributions allocated before the Plan became a Top-Heavy Plan) shall be determined in accordance with the following "Top-Heavy" schedule (unless another vesting schedule is permitted by Code Section 416 which fully vests in a less rapid manner, in which event such other permissible vesting schedule hereby is instead incorporated by reference):

                          VESTED         FORFEITED
YEARS OF SERVICE          PERCENTAGE     PERCENTAGE

Less than 2                   0%            100%
2 but less than 3            20%             80%
3 but less than 4            40%             60%
4 but less than 5            60%             40%
5 or more                   100%              0%


If the Plan ceases to be a Top-Heavy Plan, the Plan's vesting schedule automatically will be changed to the non-Top-Heavy vesting schedule.

        Notwithstanding any amendment (or automatic change by virtue of the Plan becoming or ceasing to be a Top-Heavy Plan) of the Plan's vesting schedule, the vested percentage of the amounts allocated to the Employer Contribution Account of a Participant who had been covered under the prior provisions of the Plan (such amounts being determined as of the later of (i) the date the amendment or change is adopted or (ii) the date it becomes effective), shall not be less than the vested percentage of such previously allocated amounts which the Participant would have had, had the provisions of the Plan as in effect immediately prior to the effective date continued without change. In addition, in the event the vesting provisions of the Plan are amended (or are changed automatically by virtue of the Plan becoming or ceasing to be a Top-Heavy Plan), each Participant in the Plan who has had three (or five in the case of a Participant who does not have at least one Hour of Service with the Employer for Plan Years beginning after December 31, 1988) or more Years of Service shall be permitted to make an election as provided under Section 11.2 of this Plan.

        The percentage of the Participant's Employer Contribution Account which is not vested shall be a Forfeiture subject to the provisions of
Section 4.5. Payment of benefits due under this Section 6.3 shall be made in accordance with Section 6.4.

        6.4    Payment of Benefits:

               (a) Participant's Claim for Benefits: Upon a Participant's entitlement to payment of benefits under Section 6.1 or 6.3, or a Beneficiary's entitlement to payment under Section 6.2, he shall file with the Committee his written request as to time and manner of payment on such form or forms, and subject to such conditions, as the Committee shall provide.

               (b) Committee's Determination: Subject to the provisions of subsections (c) through (g) below, and also subject to the spousal consent requirements of Section 6.2, the Committee shall determine when payment of a Participant's benefits is to commence and the method by which his benefits will be paid, and shall direct the Trustee accordingly. The Committee shall act in accordance with this Plan in making any determinations under this section and shall not be bound by a Participant's request under this section.

               (c)     When Benefit Payments Commence:

                       (1) Payment of a Participant's benefits must commence no later than the Payment Starting Date (as defined in Section 2.1 of the Plan), unless the Participant elects later payment (subject to the provisions of subsection (e) below) or is deemed to have elected to defer payment of benefits by failing to give consent to a distribution in excess of $3,500 as provided in the Commissioner's Regulation Section 1.411(a)-11(c)(7).

                       (2) Unless the Participant has elected payment as soon as possible under Section 6.4(c)(3) below, a distribution will be deferred until Normal Retirement Age, or his death; provided, that if the total of his vested benefits in all accounts derived from Employer Contributions, Salary Deferral Contributions and any other Employee contributions does not exceed $3,500 or such other greater cash-out amount as may be provided under the Commissioner's rulings and regulations, the Committee shall require a mandatory cash-out and provide for distribution of vested benefits in a lump sum as of the earliest date permitted under
Section 6.4(c)(3) below. For purposes of this mandatory cash-out provision, if the value of a Participant's vested account balance is zero, the Participant shall be deemed to have received a distribution of such vested account balance on the date of his termination of employment.

                       Within a period of no less than thirty days and no more than ninety days prior to a distribution, the Committee shall provide the Participant written notice of his rights to consent to a distribution and the Participant must consent in writing to the distribution in accordance with Treasury Regulation Section 1.411(a)-11(c); provided that, subject to the rules relating to the timing of distributions in Section 6.4(c)(3) below, such distribution may commence less than thirty days after such notice is given, provided that (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least thirty days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

                       (3) Distributions to a Participant, Beneficiary or Alternate Payee who has consented to payment to the extent required under Subsection (2) above shall be made as soon as administratively practicable following the Valuation Date following the date on which the Participant, Beneficiary or Alternate Payee has become entitled to payment under the foregoing, subject to the following exceptions:

                              (i)     Distributions to the extent required
by Code Section 401(a)(9) may be made at other times as required by law;

                              (ii)    Notwithstanding the foregoing, in any
event where the Trustee has determined that the value of the Trust has declined since the last Valuation Date in a manner which would cause the distribution of Plan assets based on the prior Valuation Date to injure other Plan Participants, then distributions under this Plan will be delayed (except to the extent required in Code Section 401(a)(9) and the regulations thereunder) until the next Valuation Date as of which a distribution would not cause harm to other Plan Participants; and

                              (iii)   Notwithstanding the foregoing, in all
events, the commencement of benefit payments shall be subject to Subsection
(e) below.

               (d) Method of Payment: Subject to Subsection (e) below and to the spousal consent requirements of Section 6.2 and also subject to any Beneficiary's right to waive his right to receive Plan benefits, the Committee shall direct the Trustee to distribute the Participant's benefits in a lump sum.

               (e) When Distribution Must be Completed and Minimum Amount of Periodic Payments:

                       (1) Before Death of Participant: Anything to the contrary in this Plan notwithstanding, the entire interest of a Participant or Former Participant in the Plan either (i) must be distributed to him not later than April 1 of the calendar year following the calendar year in which he attains age seventy and one-half (or, in the case of a Participant or Former Participant other than a Five Percent Owner who reached age seventy and one-half before January 1, 1988, not later than April 1 of the calendar year following the later of such year or the calendar year he retires); or (ii) in the case of a Participant who is still employed at age seventy and one-half, will be distributed, commencing not later than the date specified in subsection (i) above, over the life of such Participant or Former Participant, or over a specified period not in excess of his life expectancy. In any case where the Participant's entire interest is distributed other than in a lump sum, the amount to be distributed each year must be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant. Life expectancy for purposes of this paragraph shall be computed by the use of the return multiples contained in Section 1.72-9 of the Commissioner's Regulations. For purposes of this computation, the life expectancy (other than in the case of a life annuity) may be recalculated no more frequently than annually.

                       (2) After Death of Participant (or Surviving Spouse): If a Participant or Former Participant dies after distribution of his or her interest has commenced, the remaining portion of his interest will be distributed at least as rapidly as under the method of distribution being used prior to the Participant's or Former Participant's death. If a Participant or Former Participant dies before distribution of his interest in that Plan has commenced, then any remaining interest of the Participant or Former Participant must be distributed in a lump sum within five years after his death.

                       (3)    Commissioner's Regulations:  This subsection
(e) shall be construed in accordance with the Commissioner's Regulations promulgated under Code Section 401(a)(9).

               (f) Form of Payment: The amount which a Participant, Former Participant, or Beneficiary is entitled to receive at any time and from time to time may be paid in cash or in securities, or in any combination thereof, provided no discrimination in value results therefrom.

               (g) Direct Rollover Option: This Subsection applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Subsection, a Distributee who otherwise has become entitled to a distribution under the Plan may elect, at the time and in the manner prescribed by the Committee to have any portion of that distribution which is an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct
Rollover. The Committee may establish rules whereby rollovers are not permitted in cases where the anticipated annual distribution is less than $200, in cases where the Participant wishes to have a portion of the distribution paid to him but the entire distribution is $500 or less, where the Participant seeks a rollover to more than one Eligible Retirement Plan, and in other limited circumstances permitted by the Commissioner.

        6.5    Hardship and Other In-Service Withdrawals by Participants:

               (a) Withdrawals: Upon a written application to the Committee, in the event of Hardship (as defined below), a Participant may withdraw from his Employer Contribution Account, his Rollover Account, and his Salary Deferral Account, an amount up to (1) the value of the vested portion of his Employer Contribution Account as of the Valuation Date preceding the date of withdrawal; plus (2) the value of his Rollover Account as of the Valuation Date preceding the date of withdrawal; plus (3) the value of his Salary Deferral Account (subject to the limitations in this Section) as of the Valuation Date preceding the date of withdrawal up to the amount authorized by virtue of Hardship. The amount of withdrawn funds from the Employer Contribution Account, Rollover Account, and Salary Deferral Account cannot be less than $500.00 nor in an amount in excess of the amount required by the Hardship and not reasonably available from other resources of the Participant.

               No withdrawals may be made from the vested portion of a Participant's Employer Contribution Account until the full amount permissible has been withdrawn from his Rollover Account, and no withdrawals may be made from a Participant's Salary Deferral Account until the full amount permissible has been withdrawn from his Employer
Contribution Account.

               (b) Definition of Hardship: The determination of Hardship shall be made by the Committee using uniform, non-discriminatory and objective standards and shall be limited to genuine financial emergencies when the Participant has an immediate and heavy financial need of the funds and the funds are not reasonably available from other resources of the Participant. The amount of an immediate and heavy financial need may include any amounts necessary to pay federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. Hardships justifying withdrawal shall be limited solely to
(1) the costs directly related to the purchase of a primary home for the Participant (not including mortgage payments); (2) the need to prevent the eviction of a Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; (3) paying tuition and related educational fees for the next twelve months of post-secondary education of the Employee, his spouse, children or dependents; (4) providing income for medical expenses described in Code Section 213(d) incurred by the Participant, his spouse or any of his dependents (as defined in Code Section 152) or necessary for these persons to obtain such medical care; or (5) other hardships deemed immediate and heavy finanical needs under the Commissioners regulations; provided, that the interpretation of Hardship shall in all cases be consistent with final regulations issued under Code Section 401(k).

        6.6 Loans to Participants: Loans shall be available to Participants and Beneficiaries on a reasonably equivalent basis and in accordance with written procedures and rules adopted by the Committee which shall be considered a part of this Plan. Any amendments to such written procedures and rules also shall be in writing, shall be adopted by the Committee, and shall be considered a part of this Plan.

        6.7    Distributions Pursuant to Qualified Domestic Relations
Orders:

               (a) Payments to an Alternate Payee Under a Qualified Domestic Relations Order: The Committee shall pay benefits to the Alternate Payee(s) in accordance with the terms of this Section, any government regulations adopted under ERISA Section 206, and the applicable provisions of any Qualified Domestic Relations Order entered by a court of competent jurisdiction on or after January 1, 1985. In the case of a Domestic Relations Order entered by a court of competent jurisdiction before January 1, 1985, the Committee (1) shall treat such order as a Qualified Domestic Relations Order under this Section if the Committee is paying benefits pursuant to such order on January 1, 1985 and (2) may, in its discretion, treat any other such order as a Qualified Domestic Relations Order under this Section even if such order does not meet the requirements therefor.

               (b) Plan Procedures Relative to Qualified Domestic Relations Orders:

                       (1) Notification: Following its receipt of any Domestic Relations Order, the Committee shall promptly notify in writing the affected Participant or Former Participants and Alternate Payee(s) of its receipt of the order, and shall furnish such persons a copy of the order and of these Plan procedures (and any other procedures which may have been adopted by the Committee) for determining whether the order is a Qualified Domestic Relations Order. This notice and all other notices pursuant to this Section will be sent to the address included in the Domestic Relations Order (or to such other address as is known to the Committee or as may thereafter be specified in writing by the addressee). Any Alternate Payee shall be permitted to designate a representative for receipt of copies of notices that are to be sent to the Alternate Payee. Such notice shall set a time and date no less than fifteen days nor more than thirty days from the date the notice is mailed on which the Committee will meet to determine whether the order is a Qualified Domestic Relations Order, and shall inform the Participant or Alternate Payee that he may present written or oral comments at that time with regard to such determination.

                       (2) Determination of Committee: On the date specified in the above notice, the Committee shall examine the Domestic Relations Order in light of any comments received and in light of applicable law and regulations, and shall make one of three determinations: (i) that the order is a Qualified Domestic Relations Order; (ii) that the order is not a Qualified Domestic Relations Order; or
(iii) that the determination of whether the order is a Qualified Domestic Relations Order should be submitted to and made by a court of competent jurisdiction. If, within eighteen months from the date on which the first payment of benefits would be required to be made under such order, it is determined by the Committee or court of competent jurisdiction that the order (or modification thereof) is a Qualified Domestic Relations Order, the Committee shall pay any separately accounted for amounts (plus adjustments required by the order) to the specified Alternate Payee, and thereafter shall pay the Alternate Payee the amount specified by the Qualified Domestic Relations Order. If, within the aforesaid eighteen month period, it is determined by the Committee or a court of competent jurisdiction that the order is not a Qualified Domestic Relations Order, or the question of whether the order is a Qualified Domestic Relations Order is not determined by the Committee or a court of competent jurisdiction, then the Committee shall pay any amounts (plus any Income or allocated interest or earnings thereon) separately accounted for below to the Participant, Former Participant or other person or persons who would have been entitled thereto if there had been no Domestic Relations Order. Any determination other than that an order is a Qualified Domestic Relations Order after the close of the aforesaid eighteen month period shall be applied prospectively only.

                       (3) Separate Accounting of Participant's and Alternate Payee's Benefits: During any period in which the Participant otherwise would have had a right to payment of Plan benefits and in which the issue of whether an order is a Qualified Domestic Relations Order is being determined, the Committee shall separately account for (but need not physically escrow) the amounts as to which the Participant or Former Participant otherwise would have had a right to payment during such period and which amounts would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order. Amounts determined to be payable to an Alternate Payee in accordance with a Qualified Domestic Relations Order (or otherwise separately accounted for by this subsection) shall not be considered to be part of the Participant's account with respect to any other spouse or beneficiary of the Participant.

                       (4) Expenses of Domestic Relations Order: All unreasonable or unusual fees and expenses incurred by the Plan, the Committee and/or the Trustee in evaluating and effecting a Domestic Relations Order shall be charged to the Employer Contribution Account, Rollover Account, or Elective Deferral Account of the Participant with respect to whom the Domestic Relations Order was received; provided, that if a separate account is established for an Alternate Payee pursuant to a Qualified Domestic Relations Order, such unreasonable and unusual fees and expenses shall be charged equally to the Participant's Plan accounts and the Alternate Payee's Plan accounts. Such fees and expenses may include, but not be limited to, attorneys' fees, accountants' fees, court costs, mailing expenses, and other expenses attributable to the Domestic Relations Order.

               (c) Notification of Pending Order: In the event the Committee is notified in writing by the attorney representing a potential Alternate Payee that the attorney has commenced legal action in a court of competent jurisdiction and has requested a Qualified Domestic Relations Order or will request an Order in connection with such legal action, the Committee may delay any distribution from the Plan for which the Participant is eligible until such time as the court makes a disposition with respect to the Order or the pending action or such earlier time as the Participant and potential Alternate Payee otherwise agree in writing.

               (d)     Definitions:

                       (1) Alternate Payee: Any spouse, former spouse, child or other dependent of a Participant or Former Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant or Former Participant.

                       (2) Domestic Relations Order: Any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant, and is made pursuant to a State's domestic relations law or community property law.

                       (3) Qualified Domestic Relations Order: A Domestic Relations Order which:

                              (i)     Creates or recognizes the existence
of an Alternate Payee's right to, or assigns to an Alternate Payee the right to receive all or a portion of the Plan benefits payable with respect to a Participant or Former Participant; and

                              (ii)    In the order clearly specifies (A)
the name and last known mailing address (if any) of the Participant or Former Participant, and of each Alternate Payee covered by the order, (B) the amount or percentage of the Participant's or Former Participant's benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined, (C) the number of payments or period to which such order applies, and (D) each plan to which such order applies; and

                              (iii)   Does not require the Plan to provide
any type or form of benefit, or any option, not otherwise provided by the Plan; and

                              (iv)    Does not require the Plan to provide
increased benefits, determined on the basis of actuarial value; and

                              (v)     Does not require the payment of
benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order; and

                              (vi)    In the case of any payment before a
Participant has separated from Service, does not require payment to the Alternate Payee before the earlier of (A) the date the Participant or Former Participant is entitled to a distribution under the Plan, or (B) the later of the date the Participant or Former Participant attains age fifty or the earliest date on which he could begin receiving benefits if he separated from Service; and

                              (vii)   In the case of an order which
requires benefits to be paid to an Alternate Payee as if the Participant had retired on the date payment is to begin under such order, only takes into account the present value of benefits actually accrued using, in the event the Plan is a defined benefit plan, the interest rate specified in the Plan for determining actuarial equivalence, (or five percent if no interest rate is specified); and

                              (viii)  Requires payment in a form provided
by the Plan, except that in no event may payment be in the form of a joint and survivor annuity with respect to the Alternate Payee and his subsequent spouse.

                   ARTICLE 7. TRUST FUND AND THE TRUSTEE

        7.1 Trust Fund: All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund. All assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants, Former Participants, and Beneficiaries and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust Fund to the extent not paid by the Employer, and shall not revert to or inure to the benefit of the Employer.

        At the Employer's request, a contribution made to the Trust under a good faith mistake of fact or a good faith mistake in determining the deductibility of a contribution will revert and be returned to the Employer in the amount determined as follows: The amount which may be returned is the amount contributed minus the amount which would have been contributed in the absence of the mistake, exclusive of earnings thereon but reduced by losses attributable thereto; provided, no Participant's account may be reduced by the reversion to an amount less than the account would have been if the mistake had not occurred. If the Plan fails to qualify upon its initial submission to the Internal Revenue Service for a determination under the Code, the entire assets of the Trust will revert to the Employer, except that Salary Deferral Contributions and rollover contributions shall be returned to the Participant making or electing such contributions. In either case, the return to the Employer of the appropriate amount must be made within one year of the mistaken payment of the contribution or disallowance of the deduction or the date of denial of qualification.

        7.2 Trustee: The Trustee shall receive, hold, invest, administer, and distribute the Trust Fund in accordance with the provisions of the Plan as herein set forth. The interest of others in the assets of the Trust Fund shall be only the right to have such assets received, held, invested, administered, and distributed in accordance with the provisions of the Plan.

        7.3 Records and Accounts of Trustee: The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Plan, which shall be available at all reasonable times for inspection or audit by any person designated by the Employer and by any other person or entity to the extent required by law.

        7.4 Basis for Accounts: All accounts of the Trustee shall be kept on a consistent basis and shall be based on the fair market value of the assets held in the Trust Fund.

        7.5 Annual Reports: As soon as practicable following the close of each Plan Year and following the effective date of the termination of the Plan, the Trustee shall file with the Committee, as the Plan Administrator, a written report setting forth all transactions with respect to the Trust Fund during such Plan Year or during the period from the close of the last Plan Year to the date of such termination and listing the assets of the Trust Fund and the fair market value thereof as of the close of the period covered by such report. The Trustee shall also provide the Committee, as the Plan Administrator, with such other information in its possession as may be necessary for the Committee and the Employer to conform with the requirements of Section 103 of ERISA.

        7.6 Investment of the Trust Fund: Except as otherwise provided in the Plan, the net income and profits of the Trust Fund shall be accumulated, added to the principal of the Trust Fund and invested and reinvested therewith as a single fund. Subject to direction by the Investment Manager or of the Committee, the Trustee is authorized to invest the Trust Fund in such bonds, notes, debentures, mortgages, equipment trust certificates, investment trust certificates, preferred or common stocks, open-end and closed-end mutual funds, deposit administration contracts, fixed and variable annuity or other insurance contracts, and in such other property, real or personal, within the United States, as the Trustee may deem advisable, subject to the provisions of Sections 404 and 406 of ERISA. Furthermore, the Trustee may invest up to fifty percent of the total value of the Trust Fund represented by Employer Contribution Accounts at the time of such investment in qualifying Employer securities of the Employer and/or in qualifying Employer real property of the Employer as those terms are defined in ERISA, and any investment presently maintained in Employer's securities and/or real property may be continued, subject to the provisions of ERISA. Notwithstanding the foregoing, no monies in a Participant's Salary Deferral Account, Rollover Account, or other monies derived from a Participant's "buy-back" of Forfeitures (as described in Section 4.6) actually may be invested in Employer securities unless it is established that such Plan investments have been registered or otherwise approved under relevant securities laws. The Trustee in its discretion may hold in cash such portion of the Trust Fund as shall be reasonable under the circumstances, pending investment or payment of expenses or distribution of benefits. Trustees may earmark specific investments (including insurance contracts), but only if the Participant for whom such earmarked investment is made has consented to the investment or if such earmarked investments are purchased ratably for all Participants.

        7.7 Investments in Pooled Fund: Notwithstanding any other provision of this Article, all or any part of the assets may be invested in any collective investment trust (including a collective investment trust maintained by a bank which is the Trustee) which then provides for the pooling of the assets of plans described in Code Section 401(a) and exempt from taxation under Code Section 501(a) (whether or not such collective investment trust provides for the pooling of assets of other tax-exempt trusts), provided that such collective investment trust is exempt from tax under the Code or regulations or rulings issued by the Internal Revenue Service. The provisions of the document governing any such collective investment trust, as amended from time to time, shall govern any investment therein and are hereby made a part of this Plan and Trust.

        7.8    Collective Investment Subaccounts:

               (a) Collective Investment Funds: The Trustee may develop, pursuant to any general investment guidelines or funding policy provided by the Committee, separate Trustee-sponsored or Investment Manager-sponsored collective investment funds (which may be pooled funds under Section 7.7 or funds in which only this Trust may invest) among which Plan Participants may direct investment of any amounts in their accounts, less loans under Section 6.6. Investments of each such collective investment fund shall be managed and otherwise shall be the responsibility of the Trustee (or Investment Manager appointed by the Employer's Board of

Directors to manage the fund), and separate records shall be maintained to record the performance and Income of each such fund.

               (b) Subaccounts: The Committee shall cause separate subaccounts to be maintained to reflect each Participant's direction among each collective investment fund, and each such subaccount shall be adjusted each Valuation Date to reflect its share of the Income of the collective investment fund of which it is a part. Distributions and Forfeitures from accounts of a Participant, and contributions allocated to the accounts of a Participant shall be allocated by the Trustee among the Participant's collective investment subaccounts pursuant to the most recent direction of the Participant, subject to the reasonable rules and procedures of the Committee and Trustee.

               (c) Direction: Direction among such collective investment funds by a Participant shall be given in writing to the Committee on such forms and pursuant to other reasonable rules and procedures of the Committee and Trustee as to time, percentage and amount. Any such direction once made shall remain in effect as to contributions, Forfeitures and distributions for that Plan Year and succeeding Plan Years, unless the Participant shall file a timely application made in accordance with applicable Committee and Trustee rules and procedures which effectively redesignates the investment of his account. In the event a Participant shall fail for any reason to make an effective direction of his accounts at a time when different collective investment funds are available, then the amounts in his accounts shall be deemed to have been designated to a fund or funds as selected by the Trustee to apply in such instances, subject to any funding policy statement or any other restrictions or guidelines provided by the Committee and to the standards that would be followed by a prudent fiduciary in similar circumstances.

        7.9 Trustee's Powers: The Trustee shall have the following powers, rights and duties in addition to those vested in it elsewhere in the Plan or by law, subject to any funding policy statement or any other restrictions or guidelines by the Committee and to the standards that would be followed by a prudent fiduciary in similar circumstances:

               (a) Control Assets: To retain, manage, improve, repair, operate and control any assets of the Trust Fund;

               (b) Dispose of Assets: To sell, convey, transfer, exchange, partition, grant options with respect to, lease for any term (even though such terms extend beyond the duration of this Trust Fund or commence in the future), mortgage, pledge or otherwise deal with or dispose of any asset of the Trust Fund in such manner, for such consideration and upon such terms and conditions as the Trustee, in its discretion, shall determine;

               (c) Bank Deposits: To invest the Trust Fund in deposits (and in certificates of deposit) which bear a reasonable interest rate in any bank, including a bank which is acting as Trustee;

               (d) Employ Agents: To employ such agents and counsel as may be reasonably necessary in collecting, managing, administering, investing, distributing and protecting the Trust Fund or the assets thereof and to pay them reasonable compensation;

               (e) Settle Claims: To settle, compromise or abandon all claims and demands in favor of or against the Trust Fund;

               (f) Borrow Money: To borrow money for the Trust Fund from anyone, other than a "party in interest" as defined in Section 3(14) of ERISA, with or without giving security from the Trust Fund;

               (g) Deal with Corporations: To vote any corporate stock either in person or by proxy for any purpose; to exercise any conversion privilege, subscription right, or any other right or option given to the Trustee as the owner of any security owned by the Trust Fund and to make any payments incidental hereto; to consent to, take any action in connection with, and receive and retain any securities resulting from any reorganization, consolidation, merger, readjustment of the financial structure, sale, lease, or other disposition of the assets of any corporation or other organization, the securities of which may be an asset of the Trust Fund;

               (h) Organize Corporations: To organize and incorporate (or participate in the organization or incorporation of) under the laws of any state, a corporation for the purpose of acquiring and holding title to any property which the Trustee is authorized to acquire for the Trust Fund and to exercise with respect thereto any of the powers, rights and duties it has with respect to other assets of the Trust Fund;

               (i) Facility of Title: To cause title to the assets of the Trust Fund to be held in the name of the Trustee, in the name of a nominee, in a broker's street name, in bearer form so that title will pass by delivery, or in any other manner authorized by applicable law in effect from time to time, provided the records of the Trustee shall indicate the true ownership of such asset; and

               (j) General Powers: To exercise any of the powers and rights of an individual owner with respect to any property of the Trust Fund and to do all other acts in its judgment necessary or desirable for the proper administration of the Trust Fund although the power to do such acts is not specifically set forth herein.

        7.10 Consultation with Counsel: The Trustee may consult with legal counsel, who may be counsel for the Employer, in respect to any of its rights, duties or obligations hereunder.

        7.11 Compensation and Expenses: All reasonable costs, charges and expenses incurred by the Trustee in connection with its administration of the Plan and Trust Fund (including, without limitation, fees for legal or accounting services rendered to the Employer, Trustee and/or Committee, fees for investment advisors and related services, and such reasonable compensation to the Trustee as may be agreed upon from time to time between the Employer and the Trustee) may be paid by the Employer, but if not paid by the Employer, shall be paid from the Trust Fund. The Trustee also may reimburse the Employer for such reasonable costs, charges and expenses related to the administration of the Plan and Trust in accordance with applicable regulations under ERISA. Provided, however, a Trustee who is an Employee of the Employer shall not receive any compensation from the Trust Fund for serving as Trustee (although such compensation may be paid by the Employer), but may be reimbursed from the Trust Fund or by the Employer for reasonable costs and expenses incurred by him in connection therewith.

        Any administration expense paid to the Trust Fund as a reimbursement shall not be considered an Employer Contribution.

        7.12   Resignation, Removal, and Successor Trustee:

               (a) Resignation of Trustee: The Trustee may resign from the Trust at any time by giving ten days prior written notice thereof to the Employer, and such resignation shall take effect ten days from the date of the delivery of such written notice (or at such earlier time agreed to by the Employer and the Trustee), or upon the appointment of a successor Trustee pursuant to Section 7.12(c), whichever shall first occur. Upon such resignation becoming effective, the Trustee shall render to the Employer an account of the administration of the Plan during the period following that which was covered by the last annual accounting, and the Trustee shall perform all acts necessary to transfer and deliver the assets of the Trust and any and all information in connection therewith or the administration thereof to its successor Trustee.

               (b) Removal of Trustee: The Employer may remove the Trustee at any time upon the delivery of prior written notice thereof to the Trustee. In the event of such removal, the Trustee shall be under the same duties to account and to transfer and deliver the assets of the Trust and any and all information in connection therewith or the administration thereof to its successor Trustee as provided hereinabove in the event of the Trustee's resignation.

               (c) Successor Trustee: In the event of a vacancy in the trusteeship of the Plan occurring at any time, the Employer shall designate and appoint a qualified successor Trustee of the Plan. Any successor Trustee shall have all the rights and powers and all of the duties and responsibilities herein conferred upon the original Trustee. If a successor Trustee is not appointed within sixty days after the Trustee gives notice of its resignation pursuant to Section 7.12(a) above, the Trustee may apply to any court of competent jurisdiction for appointment of a successor.

        7.13 Acts of Multiple Trustee: If the Trustee consists of more than one individual or entity, all acts and decisions of the Trustee shall be by vote of the majority of them, provided, that the signature on any document (other than an amendment to the Plan or Trust) of any one such individual or entity constituting the Trustee shall be sufficient evidence to any party that such document is valid and in accordance with the terms of this Plan and Trust.

        7.14 Indemnification of Individual Trustee: The Employer shall indemnify and save harmless the Trustee to the maximum extent permitted under ERISA against any and all claims, losses, damages, expenses, and liabilities the Trustee may incur in the exercise and performance of its duties hereunder, unless such actions are determined to be due to gross misconduct. The Plan (at the Committee's direction) or the Employer may purchase insurance for the Plan and any or all Fiduciaries to cover any liability or loss resulting from Fiduciary acts or omissions; provided, that any such insurance which is purchased by the Plan with the Plan's assets must permit recourse by the insurer against the Fiduciary to the extent required by ERISA.

                         ARTICLE 8. ADMINISTRATION

        8.1 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration: The Fiduciaries shall have only those powers, duties, responsibilities, and obligations as are specifically given them under this Plan and Trust.

               (a) Employer Responsibilities: In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1 and through the Board of Directors shall have the sole authority to appoint and remove the Trustee, members of the Committee, and any Investment Manager and to amend or terminate, in whole or in part, this Plan and Trust.

               (b) Committee Responsibilities: The Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan and the Trust.

               (c) Trustee Responsibilities: The Trustee (subject to such directions as may be given by the Committee and/or any Investment Manager) shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust.

               (d) Investment Manager Responsibilities: If any Investment Manager is appointed as described above, then it shall have the sole responsibility for the management of the Trust assets under its control.

Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan and Trust authorizing or providing for such direction, information, or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan and Trust, and is not required under this Plan and Trust to inquire into the propriety of any such direction, information, or action. It is intended under this Plan and Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, and responsibilities and not for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

        8.2 Appointment of Committee: The Plan shall be administered by a Committee consisting of at least one person who shall be appointed by and serve at the pleasure of the Board of Directors. All usual and reasonable expenses of the Committee (including, without limitation, fees for legal services, accounting services and investment related services) may be paid in whole or in part by the Employer, and any expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. Provided however, except as otherwise provided under ERISA and regulations thereunder, no person who is an Employee of the Employer shall receive any compensation from the Trust Fund with respect to his services for the Committee (although such compensation may be paid to that person by the Employer), but may be reimbursed from the Trust Fund or by the Employer for reasonable costs and expenses incurred in connection therewith. Any administrative expenses paid to the Trust Fund as a reimbursement shall not be considered an Employer Contribution. In the absence of the appointment of a Committee, the Employer shall be the Plan Administrator whose duties shall include all those duties given to the Committee under this Plan.

        8.3 Claims Procedure: The Committee shall make all determinations as to the right of any person to a benefit. All claims for benefits shall be presented by the Participant or his Beneficiary to the Committee on application forms provided by the Committee. Such Participant or Beneficiary will subsequently be notified in writing of acceptance or denial in whole or in part of his claim. In the event of denial, the notification shall specify the reason(s) for denial, refer to Plan provisions on which the denial is based, include a description of any additional material or information necessary and an explanation of why it is necessary, and advise the Participant or Beneficiary of the procedure for appeal of such denial. The Participant or Beneficiary whose claim has been denied shall file a written notice of desire to appeal the denial within sixty days of notification of claim denial by the Committee, including all of the facts upon which the appeal is based. The Committee shall arrange a conference with the claimant within thirty days after the date of the appeal; if the claim cannot be resolved at such conference, a hearing will be held before the Committee within sixty days of the date of appeal. At the hearing, the Participant or Beneficiary, or his representative may present relevant evidence, written issues and comments. Within sixty days after the hearing, the Committee shall render a determination upon the appealed claim, accompanied by a written statement as to the reasons therefor. The determination so rendered shall be final and binding upon all parties.

        8.4 Records and Reports: The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and government regulations issued thereunder relating to records of Participants' Service, account balances and the percentage of such account balances which are nonforfeitable under the Plan; notifications to Participants; annual registrations with the Internal Revenue Service; and annual reports to the Department of Labor.

        8.5 Other Committee Powers and Duties: The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

               (a) To construe and interpret the Plan (including, without limitation, any of its terms which are uncertain, doubtful or disputed), decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

               (b) To prescribe requirements, guidelines and procedures to be followed by Participants or Beneficiaries in making elective salary deferrals and in filing applications for benefits, loans or withdrawals;

               (c) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

               (d) To receive from the Employer and from Participants such information as shall be necessary for the proper administration of the Plan;

               (e) To furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

               (f) To receive, review, and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustee;

               (g) To appoint or employ individuals to assist in the administration of the Plan and Trust, and any other agents it deems advisable, including legal and actuarial counsel;

               (h) To develop and carry out a funding and/or investment policy in cooperation with the Trustee (and an Investment Manager, if any) consistent with the aims and objectives of the Plan.

        The Committee shall have no power to add to, subtract from, or modify any of the explicit terms of the Plan, or to change or add to any specific benefits provided by the Plan, or to waive or fail to apply any specific requirements of eligibility for a benefit under the Plan. However, any construction or interpretation of the Plan's provisions or decisions as to benefits under this Plan which is adopted by the Committee in good faith shall be binding upon all parties to or Beneficiaries of the Plan, subject only to any administrative intra-Plan rights of review provided by this Plan's claim procedure.

        8.6 Rules and Decisions: The Committee may adopt such rules as it deems necessary, desirable, or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer, or the Trustee.

        8.7 Committee Procedures: The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Employer or the Trustee. The Committee may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting; provided, that the Committee may adopt rules whereby one or more Committee members may act for the Committee either with respect to all Committee duties or only as to specific Committee duties. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members, the Employer, and the Trustee, shall not be responsible for any such action or failure to act.

        8.8 Authorization of Benefit Payments: The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan.

        8.9 Application and Forms for Benefits: The Committee may require a Participant to complete and file with the Committee an application for a benefit on forms approved by the Committee, and to furnish any other pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's current mailing address.

        8.10 Facility of Payment: Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit or installment of a benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

        8.11   Inability to Locate Participant, Surviving Spouse or
Beneficiary: In the event that a Participant, Surviving Spouse or Beneficiary entitled to receive Plan benefits fails to respond or cannot be located by the Committee within six months following the sending of notice by certified mail to his last known address, his Plan benefits shall be declared by the Committee to be forfeited and shall be used to reduce the Employer Contribution on the next Valuation Date. If the Participant, Surviving Spouse or Beneficiary is later located or makes a claim for benefits, any amount treated as a Forfeiture by reason of this Section shall be reinstated by the Committee from a special Employer Contribution or from Forfeitures available in the year of reinstatement.

        8.12 Omission of Eligible Employee: If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code by such Employer.

        8.13 Inclusion of Ineligible Employee: If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made and allocated, the appropriate Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made.

        8.14 Bonding: Every Fiduciary (including any Committee and any employee of the Employer who handles the Plan's contributions, distributions or assets), except a bank or an insurance company, unless exempted by ERISA and regulations thereunder, shall be bonded in an amount not less than ten percent of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. If the amount handled cannot be determined with reasonable accuracy, then it may be deemed to be the total amount of Plan assets at the end of the preceding Plan Year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section 412(a)(2) of ERISA), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Committee, be paid from the Trust Fund or by the Employer.

        8.15 Indemnification: The Employer shall indemnify and save harmless the Committee members to the maximum extent permitted under ERISA against any and all claims, losses, damages, expenses and liabilities the Committee may incur in the exercise and performance of its duties hereunder, unless such actions are determined to be due to gross negligence or willful misconduct.

        8.16 Plan Administrator's Discretion to Interpret the Plan: It is the Plan settlor's original intention that the Committee, as Plan Administrator under this Plan (which term includes for these purposes all related documents, including, but not limited to, insurance or trust documents), in addition to the authority granted in Section 8.5 above, has discretionary authority to interpret and construe this Plan's provisions as necessary to determine eligibility for benefits and otherwise to construe disputed, doubtful or uncertain terms under the Plan.

                       ARTICLE 9. INSURANCE CONTRACTS

        9.1 Purchase of Insurance Contracts: Subject to the limitations as set forth in Section 9.4(a) hereof, the Trustee shall invest such portion or percentage of each Participant's Salary Deferral Account and/or Employer Contribution Account in insurance contracts as the Committee may direct. All premium payments on insurance contracts shall be an investment for the account of the Participant for whom such contract is issued.

        9.2 Types of Insurance Contracts: The types of insurance contracts to be made available shall be fixed by agreement between the Committee and the Insurer and may be modified from time to time. Such types may include, but need not be limited to, ordinary life insurance policies with cash values.

        9.3 Ownership and Beneficiary of Insurance Contracts: Each contract issued hereunder shall be held by the Trustee as owner and beneficiary thereof and shall provide that the right to change the beneficiary and to exercise all options and privileges available under the contract shall vest in the Trustee. Such options and privileges shall be exercised only in accordance with the terms of this Agreement.

        9.4    Special Provisions Affecting Insurance Contracts:

               (a) Limitation on Amount: The aggregate of the premiums paid by the Trustee from Employer Contributions (including contributions made under Section 401(k) of the Code) with respect to any Participant:

                       (1) for ordinary life insurance protection, shall always be less than fifty percent; or

                       (2) for term, universal life insurance protection and all other life insurance contracts that are not ordinary life insurance, shall always be less than twenty-five percent; or

                       (3) where there is both ordinary, term and/or universal life insurance with respect to a Participant, the sum of one-half of the ordinary life premium(s) and all other life insurance premiums shall always be less than twenty-five percent of the aggregate of the Salary Deferral Contributions plus all Employer Contribution(s) made on behalf of such Participant at any time without regard to Trust earnings, capital gains and losses. If at any time the total investment of a Participant's account in life insurance premiums, together with the current premium payable, equals or exceeds the maximum above specified, the amount of life insurance in effect with respect to said Participant's account shall be reduced so that the premium test herein set forth shall be satisfied.

               (b)aluation of Insurance Contracts: Insurance contracts shall have a value as determined by the Insurer on the basis of the then current cash value thereof and any accumulations attributable to such contracts by reason of interest or dividend credits. All insurance contracts held as investments by individual accounts shall be valued at zero for the purposes of allocating Income to said individual accounts.

               (c) Dividends: All dividends payable on insurance contracts held under the terms of this Plan and forming a part of the Trust shall be held by the Insurer and, at the direction of the Participant, shall be used to purchase paid-up additions, or shall be held by the Insurer at interest or shall be paid to the Trustee to be invested in such manner as the Committee may direct.

               (d) Termination of Employment: Upon a Participant's termination of employment, subject to the vesting provisions of Section 6.3 hereof, any insurance contract(s) held for such Participant may be (i) surrendered by the Trustee for its cash value, (ii) assigned by the Trustee to the Participant, or (iii) purchased by the Participant from the Trustee.

               (e) Retirement: At or before the retirement of a Participant, the Trustee shall, at the direction of the Committee, (i) convert the entire value of insurance contracts held as an investment for such Participant's individual account which provide ordinary life insurance protection into cash, or (ii) distribute such contracts to the Participant; provided that if no annuity distribution option is provided under Article 6, then no insurance contract which is distributed shall contain an annuity option.

               (f) No Annuity Options Permitted: No insurance contract may be distributed in kind to any Participant, Former Participant, or Beneficiary which is in the form of a life annuity or which contains a life annuity conversion option.

        9.5 Death Prior to Issuance of Insurance Contract: If a Participant shall die after the Trustee has been directed by the Committee to invest a percentage of the contribution made on such Participant's behalf in insurance contracts, but before a policy shall be in force on his life, there shall be paid to the Beneficiary designated pursuant to Section 6.2(b) hereof death benefits in accordance with the provisions of Section
6.2 hereof as if such direction had not been given.

        9.6 Special Rules Regarding Investment in Insurance for Spouse and/or Children: Benefits payable with respect to a life insurance policy on the life of a Participant's spouse or children shall be paid to the Participant's account to the extent of the cash value of the policy on the date of the spouse's or child's death. Any benefits in excess of the cash value shall be paid directly to the Participant.

        9.7 Status of Insurer: The Insurer by issuing insurance contracts pursuant to the Plan shall be deemed to agree to supply annually such information about each transaction affecting a Participant as the Secretary of the Treasury or his delegate or any other regulatory officials, state or federal, shall prescribe, and otherwise to comply with the terms of this Plan and Trust.

                         ARTICLE 10. MISCELLANEOUS

        10.1 Nonguarantee of Employment: Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any employee, or as a right of any employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its employees, with or without cause.

        10.2 Rights to Trust Assets: No Employee or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust Fund. All payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Fiduciaries shall be liable therefor in any manner.

        10.3 Nonalienation of Benefits: The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder. Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The preceding sentence shall not apply to (a) the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to an order which is determined under Section 6.7 to be a Qualified Domestic Relations Order as defined in Code Section 414(p), which was entered into on or after January 1, 1985 or (b) any other alienation permitted under Code Section 401(a)(13) or rules and regulations thereunder. Provided, that a Beneficiary who has been designated in accordance with Article 6 to receive benefits in the event of a Participant's death may elect to disclaim all or any part of such benefits in favor of another designated Beneficiary.

        10.4 Discontinuance of Employer Contributions: In the event of permanent discontinuance of contributions to the Plan by the Employer, the accounts of all Participants shall, as of the date of such discontinuance, become nonforfeitable.

               ARTICLE 11. AMENDMENTS AND ACTION BY EMPLOYER

        11.1 Amendments: The Parent Company reserves the right to make from time to time any amendment or amendments to this Plan, including its related Trust, which does not cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries; provided, however, that the Parent Company may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with ERISA. No action of the participating Employers will be required to implement or effectuate any amendment to the Plan made by the Parent Company. The procedure followed for making any amendment shall consist of the preparation of a written Plan amendment and its execution by one or more officers of the Parent Company. Such amendment may, but need not, be authorized (or later ratified) by the Parent Company's Board of Directors.

        No amendment made by the Parent Company shall:

               (a) Reduce the vested percentages (determined without regard to such amendment as of the later of the date the amendment was adopted or the date the amendment was effective) of any Participant; or decrease the balance in any Participant's account; or eliminate an optional form of benefit in violation of Code Section 411(d)(6) and regulations thereunder, with respect to benefits attributable to Service prior to the amendment;

               (b) Provide for the use of any portion of the Trust Fund for any purpose other than the exclusive benefit of Participants and Beneficiaries, or provide that any portion of the Trust Fund shall ever revert to or be used by the Employer, except as provided in Section 7.1; or

               (c) Increase the duties or liabilities of the Employer, the Committee or Trustee without its written consent.

        11.2 Special Rules Regarding Amendments Relating to Vesting: In the event the vesting provisions of the Plan are amended, each Participant in the Plan who has three (or five in the case of a Participant who does not have at least one Hour of Service with the Employer for Plan Years beginning after December 31, 1988) or more Years of Service shall be given an election to have the nonforfeitable percentage of his Employer Contribution Account determined without regard to such amendment. The election period will begin the date the amendment is adopted and will end on the last to occur of (a) sixty days after the day the amendment is adopted, (b) sixty days after the day the amendment becomes effective, and
(c) sixty days after the date the Participant is given written notice of the amendment and of the election by the Employer or the Committee. If the election, as herein provided, is not given to any such Participant, his nonforfeitable percentages under the Plan, as amended, cannot at any time be less than such percentage determined without regard to such amendment.

        11.3 Action by Employer: Any action by the Employer under this Plan may be by resolution of its board of directors, or by any person or persons duly authorized by said board or having apparent authority by virtue of his corporate office to take such action.

                 ARTICLE 12. SUCCESSOR EMPLOYER AND MERGER
                         OR CONSOLIDATION OF PLANS

        12.1 Successor Employer: In the event of the dissolution, merger, consolidation, or reorganization of the Employer, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties, and responsibilities of the Employer under the Plan.

        12.2   Plan Assets in the Event of Merger or Consolidation of
Plans: In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund held under, any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

               (a) Each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated);

               (b) Resolutions of the Board of Directors shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

               (c)     Such other plan and trust are qualified under Code
Section 401(a) and Section 501(a).

                        ARTICLE 13. PLAN TERMINATION

        13.1 Right to Terminate: In accordance with the procedure set forth in this Article, the Employer may terminate the Plan at any time. In the event of the dissolution, merger, consolidation, or reorganization of the Employer, the Plan shall terminate and the Trust Fund shall be liquidated unless the Plan is continued by a successor to the Employer in accordance with Section 12.1.

        13.2 Partial Termination: Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Trustee shall, in accordance with the directions of the Committee, allocate and segregate for the benefit of the affected Employees then or theretofore employed by the Employer with respect to which the Plan is being terminated the amount necessary to pay the proportionate interest of such Employees who are Participants in the Trust Fund. The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of all affected Employees in accordance with Section 13.3.

        13.3 Liquidation of the Trust Fund: Upon partial or complete termination of the Plan, the accounts of all employees affected thereby shall become fully vested and nonforfeitable, and the Committee shall direct the Trustee to distribute (or transfer directly in accordance with Section 6.4(g)) the assets remaining in the Trust Fund, after payment of any expenses properly chargeable thereto, to Participants, Former Participants, and Beneficiaries in proportion to their respective account balances; provided, however, that any amounts properly allocated to the Plan's Suspense Account, pursuant to Section 5.3 of the Plan, shall upon termination of the Plan revert to the Employer. For purposes of calculating Forfeitures with respect to any Former Participants who were not employed on the Plan's termination date, but who still had account balances in the Plan immediately prior to the Plan's termination, such Former Participants' vested percentages shall be calculated in accordance with the Plan's vesting schedule immediately prior to the Plan's termination. Any amounts not vested with respect to such Former Participants shall be treated as a Forfeiture under the Plan, and such Former Participants shall be treated as if they had incurred five consecutive Breaks in Service as of the date of Plan termination.

        13.4 Manner of Distribution: To the extent that no discrimination in value results, any distribution after termination of the Plan may be made, in whole or in part, in cash, in securities or other assets in kind, as the Committee (in its discretion) may determine; provided, that if no annuity distribution option is permitted under Article 6 of the Plan, then no distribution upon termination may include an annuity. All noncash distributions shall be valued at fair market value at date of distribution.

                      ARTICLE 14. RELATED CORPORATIONS

        14.1 Joinder: Any corporation which is related to the Employer by stock ownership may adopt this Plan and Trust by action of its board of directors.

        14.2 Contributions: Each corporation which joins the Plan and Trust and thereby becomes an Employer hereunder shall make its own contributions to the Plan, except to the extent otherwise permitted under the Code.

        14.3 Forfeitures: To the extent required by the Code and regulations thereunder, Forfeitures arising in respect of the account of one Employer will be used to reduce the Employer Contributions for that Employer.

        14.4 Common Service: For purposes of Participation and vesting, transfer from one Employer to another shall not cause an interruption of Service, and Service with an Aggregated Employer shall be credited from the latter of the date the Plan was adopted or the date such corporation or entity became an Aggregated Employer. However, in determining a Participant's Service for benefit accrual purposes, only Service with an Employer during periods of Participation under the Plan shall be taken into account.

        14.5 Commingling of Funds: Notwithstanding that the Plan may for some purposes be considered the separate Plan of each Employer or that contributions are made and Forfeitures are allocated separately, the assets of the Plan and Trust may be invested and commingled as a single fund without allocation on the books and records of the Trustee.

        IN WITNESS WHEREOF, the Employer and the Trustee have caused this Plan and Trust to be properly executed on the 19th day of December, 1994.




                                      FAMILY DOLLAR STORES, INC., and all
                                      other Employers listed on the
                                      attached Exhibit A



                                      By: JOHN D. REIER
                                          JOHN D. REIER
                                          President

(Corporate Seal)


ATTEST:



GEORGE R. MAHONEY, JR.
GEORGE R. MAHONEY, JR.
Secretary



                                      GEORGE R. MAHONEY, JR.          (SEAL)
                                      GEORGE R. MAHONEY, JR., Trustee


                                      C. MARTIN SOWERS                (SEAL)
                                      C. MARTIN SOWERS, Trustee


                                      JOHN D. REIER                  (SEAL)
                                      JOHN D. REIER, Trustee

                      EXHIBIT A
8/12/94 - FAMILY DOLLAR STORES, INC. ACTIVE CORPORATIONS

        CORP. NO.  CORPORATION NAME
                   FAMILY DOLLAR STORES
             1     OF SANDERSVILLE, GA., INC.
             2     OF NORTH CAROLINA, INC.
             7     OF SANFORD, INC.
             8     OF WILMINGTON, INC.
            10     INC. OF S. C.
            11     OF MARTINSVILLE, VA., INC.
            12     OF ROCK HILL, S. C., INC.
            14     OF GAINESVILLE, GA., INC.
            15     OF GASTONIA, INC.
            22     OF ROANOKE, VA., INC.
            26     OF HARRISONBURG, VA., INC.
            31     OF AIRPORT CROSSROADS, INC.
            32     OF TRAVELERS REST S.C. INC.
            35     OF WINSTON-SALEM, INC.
            36     OF GEORGIA, INC.
            37     OF AUGUSTA, GA., INC.
            39     OF THOMASVILLE, INC.
            40     OF MECKLENBURG COUNTY INC.
            42     OF HIGH POINT, INC.
            43     OF HENRY COUNTY INC
            45     OF EASLEY, S.C., INC.
            46     OF GAFFNEY, S.C., INC.
            47     OF LAURENS, S.C., INC.
            48     OF CHESTER, S.C., INC.
            49     OF NEWBERRY, S.C., INC.
            53     OF BUENA VISTA, VA., INC.
            60     OF WEST COLUMBIA, S. C., INC.
            62     OF OCEAN DRIVE, S.C., INC.
            65     OF BENNETTSVILLE, S.C., INC.
            66     OF JAMES ISLAND, S.C., INC.
            68     OF CUMBERLAND COUNTY, INC.
            69     OF SMITHFIELD, INC.
            73     OF UNION, S.C., INC.
            76     OF BRISTOL, VA., INC.
            77     OF ABBEVILLE, S.C., INC.
            78     OF GALAX, VA., INC.
            79     INC. (MISSISSIPPI)
            80     OF MARION, VA., INC.
            81     OF SPARTANBURG, S. C., INC.
            83     OF GREENWOOD, S. C., INC.
            86     OF HURT, VA., INC.
            88     OF CONWAY, S.C., INC.
            89     OF PONTOTOC, MISS., INC.
            90     OF COMMERCE, GA., INC.
            91     OF ANDERSON, S. C., INC.
            93     OF ALBEMARLE, INC.
            99     OF INMAN, S.C., INC.



           101     OF LANCASTER COUNTY, S.C.,INC.
           102     OF CAMDEN, S.C., INC.
           103     OF ATHENS, GA., INC.
           105     OF WINDER, GA, INC.
           107     OF TOCCOA, GA., INC.
           111     OF SENECA, S.C., INC.
           112     OF SUMTER, S.C., INC.
           115     OF WOODRUFF, S.C. INC.
           116     OF ASHEVILLE, INC.
           117     OF CHATSWORTH, GA., INC.
           119     OF CHERAW, S.C. INC
           121     OF PELZER, S.C., INC.
           124     OF BATESBURG, S.C., INC.
           125     OF DILLON, S.C., INC.
           126     OF RICHMOND, VA., INC.
           127     OF HARTSVILLE, S.C., INC.
           128     OF CHASE CITY, VA., INC.
           130     OF GREENVILLE, S.C., INC
           131     OF ORANGEBURG, S. C., INC.
           132     OF FLORENCE, INC.
           135     OF DARLINGTON, S.C., INC.
           136     OF WALTERBORO, S.C., INC.
           137     OF SOUTH BOSTON, VA., INC.
           138     OF MULLINS, S.C., INC.
           147     OF PICKENS, S.C., INC.
           149     OF GREER, S.C., INC.
           152     OF ANDREWS, S.C., INC.
           154     OF LAWRENCEVILLE, GA., INC.
           156     OF LAKE CITY, S.C., INC.
           158     OF ELBERTON, GA., INC.
           159     OF YORK, S.C., INC.
           160     OF THOMSON, GA., INC.
           162     OF PENDLETON, S.C., INC.
           165     OF PERRY,GA.INC.
           167     OF CHARLESTON, S. C., INC.
           168     OF GOOSE CREEK, S. C., INC.
           174     OF NORTH AUGUSTA, S.C. INC.
           175     OF EMPORIA, VA., INC.
           176     OF CHESAPEAKE, VA., INC.
           178     OF SUMMERVILLE, GA., INC.
           179     OF LOUISA, VA., INC.
           183     OF SWAINSBORO, GA., INC.
           187     OF MANNING, S.C., INC.
           189     OF HAMPTON, S. C., INC.
           193     OF GEORGETOWN, SC. INC.
           194     OF AIKEN, S. C., INC.
           195     OF MCDONOUGH GA INC
           199     OF MADISON, GA., INC.
           200     OF MILLEDGEVILLE, GA., INC.
           208     OF WINNSBORO, S.C., INC.
           209     OF MONROE, GA., INC.
           211     OF MONCKS CORNER, S.C., INC.
           212     OF KINGSTREE, S. C., INC.
           214     OF HARTWELL, GA., INC.



           215     OF DOUGLAS, GA., INC.
           218     OF FITZGERALD, GA.,INC.
           219     OF CORNELIA, GA., INC.
           222     OF PORTSMOUTH, VA., INC.
           223     OF BLUE RIDGE, GA., INC.
           224     OF NEWTON COUNTY GA INC
           226     OF SYLVANIA, GA., INC.
           227     OF MACON, GA., INC.
           228     OF WARNER ROBINS,GA.,INC
           229     OF CARROLLTON, GA., INC.
           230     OF CARTERSVILLE,GA.,INC.
           231     OF ATLANTA, GA., INC.
           234     OF CLINTON, S. C., INC.
           236     OF AMERICUS GA INC
           237     OF SMYRNA, GA., INC.
           240     OF WASHINGTON, GA., INC.
           241     OF VIDALIA, GA., INC.
           244     OF HENDERSON INC
           246     OF FORT VALLEY GA INC
           248     OF BARNWELL, S. C., INC.
           252     OF MT. PLEASANT, S.C., INC.
           255     OF DENMARK, S. C., INC.
           261     OF CLINTON, INC.
           262     OF BEAUFORT, S.C., INC.
           263     OF ROSSVILLE, GA., INC.
           265     OF CORDELE, GA., INC
           267     OF GRIFFIN, GA., INC.
           268     OF CHESTER, VA., INC.
           270     OF JONESBORO, GA., INC.
           272     OF FORT MILL, S.C., INC.
           274     OF MARION, S. C., INC.
           276     OF CEDARTOWN, GA., INC.
           277     OF BARNESVILLE, GA., INC.
           278     OF HOPEWELL, VA. INC.
           279     OF ALBANY, GA., INC.
           282     OF PULASKI, VA., INC
           283     OF ROME, GA., INC.
           285     OF SALEM, VA., INC.
           286     OF OAK HILL, W. VA., INC.
           287     OF SURFSIDE BEACH, S.C., INC.
           289     OF DUBLIN, GA., INC.
           290     OF CALHOUN, GA., INC.
           297     OF SMITHFIELD, VA., INC.
           299     OF ORANGE, VA., INC.
           302     OF COVINGTON, VA., INC.
           305     OF BECKLEY, W. VA., INC.
           313     OF JACKSON, GA., INC.
           315     OF SAVANNAH, GA., INC.
           316     OF CHRISTIANSBURG, VA., INC.
           318     OF NEWNAN, GA., INC.
           321     OF PRINCETON, W. VA., INC.
           322     OF COCHRAN, GA., INC.



           324     OF THOMASTON, GA., INC.
           325     OF WYTHEVILLE, VA., INC.
           326     OF BEDFORD, VA.,INC.
           327     OF LYNCHBURG, VA., INC.
           329     OF CLIFTON FORGE, VA., INC.
           331     OF ADEL, GA., INC.
           332     OF MOULTRIE, GA., INC.
           333     OF COLUMBUS, GA., INC.
           335     OF SUFFOLK, VA., INC.
           336     OF FARMVILLE, VA., INC.
           338     OF NORFOLK, VA., INC.
           340     OF SUMMERVILLE, S. C., INC.
           341     OF ROCKY MOUNT, VA., INC.
           343     OF STAUNTON, VA., INC.
           345     OF DANVILLE, VA., INC.
           346     OF SOUTH HILL, VA., INC.
           348     OF CAMILLA, GA., INC.
           349     OF QUITMAN, GA., INC.
           350     OF DOUGLASVILLE, GA., INC.
           351     OF BAXLEY, GA., INC.
           357     OF TAZEWELL, VA., INC.
           358     OF HAWKINSVILLE, GA., INC.
           360     OF SPRING LAKE, INC.
           362     OF LAFAYETTE, GA., INC.
           363     OF MARIETTA, GA., INC.
           364     OF MABLETON, GA., INC.
           365     OF HAZLEHURST, GA., INC.
           371     OF BLUEFIELD, W. VA., INC.
           379     OF WAYNESBORO, MISS., INC.
           380     OF HARRISVILLE, W. VA., INC.
           381     OF HINESVILLE, GA., INC.
           383     OF STATESBORO, GA., INC.
           384     OF TIFTON, GA., INC.
           385     OF CLAXTON, GA., INC.
           389     OF DANVILLE, W. VA., INC.
           394     OF OCEAN SPRINGS, MISS., INC.
           397     OF FOREST PARK, GA., INC.
           405     OF SYLACAUGA, ALA., INC.
           415     OF TARRANT, ALA., INC.
           420     OF VALDOSTA, GA., INC.
           421     OF ELLIJAY, GA., INC.
           422     OF CAIRO, GA., INC.
           423     OF ROYSTON, GA., INC.
           424     OF CUTHBERT, GA., INC.
           442     OF MONTEZUMA, GA., INC.
           443     OF ASHLAND, VA., INC.
           444     OF HAMPTON, VA., INC.
           446     OF SUMMERSVILLE, W. VA., INC.
           448     OF MANCHESTER, GA., INC.
           449     OF DOTHAN, ALA., INC.
           454     INC. KENTUCKY
           456     OF RUSSELL SPRINGS, KY., INC.



           460     OF WEST VIRGINIA, INC.
           464     OF RAINELLE, W. VA., INC.
           469     OF ELKVIEW, W. VA., INC.
           470     OF LITHONIA, GA., INC.
           476     OF ELKTON, VA., INC.
           480     OF SPRINGFIELD, TENN., INC.
           481     OF VICTORIA, VA., INC.
           482     OF TULLAHOMA, TENN., INC.
           483     OF WISE, VA., INC.
           484     OF BEATTYVILLE, KY., INC.
           485     OF MAN, W. VA., INC.
           492     OF VILLA RICA, GA., INC.
           493     OF REIDSVILLE, GA., INC.
           495     OF ESCATAWPA, MISS., INC.
           496     OF HARRODSBURG, KY., INC.
           497     OF COLUMBIA, S. C., INC.
           498     OF FRANKFORT, KY., INC.
           499     OF FAIRBURN, GA., INC.
           500     OF BRUNSWICK, GA., INC.
           502     OF LOGAN, W. VA., INC.
           504     OF WRENS, GA., INC.
           505     OF PENNINGTON GAP, VA., INC.
           506     OF LAWRENCEBURG, KY., INC.
           507     OF GREENSBORO, GA., INC.
           508     OF ST. ALBANS, W. VA., INC.
           509     OF HINTON, W. VA., INC.
           513     OF CYNTHIANA, KY., INC.
           517     OF NEWPORT NEWS, VA., INC.
           518     OF ST. GEORGE, S. C., INC.
           520     OF AMORY, MISS., INC.
           521     OF WESTMINSTER, S. C., INC.
           522     OF NINETY SIX, S. C., INC.
           523     OF TUPELO, MISS., INC.
           524     OF RICHLANDS, VA., INC.
           526     OF GORDON, GA., INC.
           530     OF CUMBERLAND, KY., INC.
           532     OF GLASGOW, KY., INC.
           535     OF ALABAMA, INC.
           538     OF GRUNDY, VA., INC.
           539     OF WATER VALLEY, MISS., INC.
           540     OF OXFORD, MISS., INC.
           542     OF FRANKLIN, VA., INC.
           545     OF DREW, MISS., INC.
           546     OF LELAND, MISS., INC.
           547     OF GREENVILLE, MISS., INC.
           548     OF RIPLEY, W. VA., INC.
           549     OF MARLINTON, W. VA., INC.
           559     OF JACKSON, MISS., INC.
           560     OF STANFORD, KY., INC.
           563     OF PHILIPPI, W. VA., INC.
           564     OF FOLKSTON, GA., INC.
           565     OF STARKVILLE, MISS., INC.
           566     OF QUITMAN, MISS., INC.



           570     OF NEW MARTINSVILLE,W.VA.,INC.
           571     OF JENA, LA., INC.
           572     OF WESTON, W. VA., INC.
           573     OF ST. MARYS, W. VA., INC.
           574     OF MANCHESTER, KY., INC.
           577     OF SPENCER, W. VA., INC.
           578     OF KINGWOOD, W. VA., INC.
           579     OF HAZLEHURST, MISS., INC.
           580     OF ABERDEEN, MISS., INC.
           581     OF LAVONIA, GA., INC.
           582     OF RIPLEY, TENN., INC.
           583     OF MT. WASHINGTON, KY., INC.
           584     OF NATCHEZ, MISS., INC.
           585     OR ST. MARYS, GA., INC.
           586     OF FAYETTE, MISS., INC.
           587     OF STANTON, KY., INC.
           591     OF BOGALUSA, LA., INC.
           595     OF WESTERNPORT, MD., INC.
           599     OF ARKANSAS, INC.
           601     OF DEWITT, ARK., INC.
           602     OF MCGEHEE, ARK., INC.
           603     OF CROSSLANES, W. VA., INC.
           605     OF INEZ, KY., INC.
           606     OF LEITCHFIELD, KY., INC.
           607     OF BAY ST. LOUIS, MISS., INC.
           608     OF CANTON, MISS., INC.
           609     OF MCKENZIE, TENN., INC.
           612     OF CUMBERLAND, MD., INC.
           613     OF HUNTINGDON, TENN., INC.
           614     OF FLORIDA, INC.
           617     OF BISHOPVILLE, S. C., INC.
           618     OF CARTHAGE, MISS., INC.
           620     OF LAGRANGE, GA., INC.
           629     OF DAWSON, GA., INC.
           632     OF HOLLY SPRINGS, MISS., INC.
           633     OF TRENTON, TENN., INC.
           636     OF RICHMOND, KY., INC.
           637     OF KENNESAW, GA., INC.
           643     OF SALYERSVILLE, KY., INC.
           644     OF MARION, KY., INC.
           649     OF LAKE PROVIDENCE, LA., INC.
           651     OF CAMPBELLSVILLE, KY., INC.
           652     OF RUSSELLVILLE, KY., INC.
           655     OF NATCHITOCHES, LA., INC.
           658     OF LEXINGTON, MISS., INC.
           669     OF MARYLAND, INC.
           670     OF VIDALIA, LA., INC.
           671     OF LOUISA, KY., INC.
           672     OF ABBEVILLE, LA., INC.
           680     OF GREENUP, KY., INC.
           683     OF SPARTA, TENN., INC.
           685     OF IRVINE, KY., INC.
           687     OF GLENVILLE, W. VA., INC.
           688     OF FRANKLINTON, LA., INC.



           691     OF HUNTINGTON, W. VA., INC.
           692     OF HURRICANE, W. VA., INC.
           694     OF WAYCROSS, GA., INC.
           699     0F MEMPHIS, TENN., INC.
           701     OF VANCEBURG, KY., INC.
           703     OF GREENWOOD, MISS., INC.
           704     OF BROOKHAVEN, MISS., INC.
           706     OF PINEVILLE, LA., INC.
           707     OF BUNKIE, LA., INC.
           708     OF LITTLE ROCK, ARK., INC.
           710     OF MONTICELLO, GA., INC.
           715     OF PARKERSBURG, W. VA., INC.
           717     OF TALLULAH, LA., INC.
           719     OF PENNSYLVANIA, INC.
           732     OF STUART, VA., INC.
           733     OF BOONEVILLE, KY., INC.
           744     OF OHIO, INC.
           810     OF DELAWARE, INC.
           844     OF NO. PENNSYLVANIA, INC.
           882     OF WISCONSIN, INC.
           886     OF ILLINOIS, INC.
           887     OF INDIANA, INC.
           888     OF KANSAS, INC.
           890     OF NEW JERSEY, INC.
           891     OF MASSACHUSETTS, INC.
           892     OF MICHIGAN, INC.
           893     OF MINNESOTA, INC.
           894     OF MISSOURI, INC.
           895     OF NEW YORK, INC.
           897     OF OKLAHOMA, INC.
           898     OF TEXAS, INC.
          1420     OF CONNECTICUT, INC.
          1424     OF IOWA, INC.
          1425     OF NEBRASKA, INC.
          1665     OF D. C., INC.
          1881     OF NEW HAMPSHIRE, INC.
          2020     OF RHODE ISLAND, INC.
          9100     FAMILY DOLLAR SERVICES, INC.
          9200     FAMILY DOLLAR OPERATIONS, INC.
          9300     FAMILY DOLLAR TRUCKING, INC.
          9900
          9990     INC. (DELAWARE)

          353 CORPORATIONS
